SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)


Filed by the Registrant                     |X|

Filed by a Party other than the Registrant  |_|


Check the appropriate box:

|_|      Preliminary Proxy Statement

|_|      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-12

                              Phoenix Adviser Trust
                   Registration Nos. 811-21371 and 333-106142

                               Phoenix Asset Trust
                         (formerly Phoenix-Kayne Funds)
                    Registration Nos. 811-07705 and 333-08045

                         Phoenix CA Tax-Exempt Bond Fund
                    Registration Nos. 811-03714 and 002-83024

                           Phoenix Equity Series Fund
                    Registration Nos. 811-08245 and 333-29043

                              Phoenix Equity Trust
                   Registration Nos. 811-00945 and 333-118174

                       Phoenix Institutional Mutual Funds
                    Registration Nos. 811-09140 and 033-80057

                         Phoenix Investment Series Fund
                    Registration Nos. 811-04725 and 033-06930

                           Phoenix Investment Trust 97
                    Registration Nos. 811-08343 and 333-34537

                           Phoenix Investment Trust 06
                        (formerly Phoenix-Engemann Funds)
                    Registration Nos. 811-04506 and 033-01922

                          Phoenix Multi-Portfolio Fund
                    Registration Nos. 811-05436 and 033-19423

                           Phoenix Multi-Series Trust
                    Registration Nos. 811-06566 and 033-45758

                           Phoenix Opportunities Trust
                    Registration Nos. 811-07455 and 033-65137

                                 Phoenix PHOLIOs
                    Registration Nos. 811-07643 and 333-05039

                               Phoenix Portfolios
                    Registration Nos. 811-08631 and 333-45675

                               Phoenix Series Fund
                    Registration Nos. 811-00810 and 002-14069

                      Phoenix Strategic Equity Series Fund
                    Registration Nos. 811-04727 and 033-06931

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transaction applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)      Amount previously paid:
                  (2)      Form, Schedule or Registration Statement no.:
                  (3)      Filing Party:
                  (4)      Date Filed:


[LOGO] PHOENIX                      56 Prospect Street                Phone 860.403.5000
       INVESTMENT PARTNERS          PO Box 150480                     Phone 800.243.4361
                                    Hartford, CT 06115-0480

       PHOENIX INVESTMENT PARTNERS
       A member of The Phoenix Companies, Inc.


           IMPORTANT: PLEASE VOTE YOUR SHARES BEFORE OCTOBER 31, 2006.

September 1, 2006

Dear Shareholder:

I encourage you to take the time to read the enclosed proxy statement and cast your ballot for a special October 31, 2006 meeting of shareholders of each series of Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund (the "Trusts"). Each series of a Trust is referred to as a "Fund" and collectively as the "Funds" unless otherwise specified. Your vote is vital to the outcome of several proposals that are being presented by the Board of Trustees of each Trust.

Among the proposals being presented to the shareholders of the Funds is the election of eleven Trustees to serve on each Board of Trustees until the next meeting of shareholders at which Trustees are elected and the ratification of the selection of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Funds. Shareholders of the Funds identified in Proposal 2 of the enclosed Proxy Statement (the "Manager-of-Managers Funds") are being asked to permit Phoenix Investment Counsel, Inc. ("PIC"), investment adviser of each Trust, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval. Further, shareholders of the Funds identified in Proposals 3, 4 and 5 of the enclosed Proxy Statement (the "Fundamental Restriction Funds") are being asked to amend certain of their fundamental investment restrictions. In addition, shareholders of the Funds identified in Proposal 6 of the enclosed Proxy Statement (the "Investment Objective Funds") are being presented with a proposal to reclassify their investment objectives from fundamental to non-fundamental.

Proposal details are included in the enclosed Proxy Statement, which also provides answers to questions about each proposal, the voting process and the shareholder meeting.

Each Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board recommendations, please vote FOR all the proposals on the enclosed proxy card.

YOUR VOTE COUNTS AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY - ONLINE, BY TELEPHONE OR BY MAIL - BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call Phoenix Mutual Fund Services at 1-800-243-1574, Monday through Thursday, 8 a.m. to 6 p.m. Eastern Time, Friday until 5 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

/s/ Daniel T. Geraci

President and Chief Executive Officer
Phoenix Investment Partners, Ltd.

            This letter has been prepared solely for the information
                            of existing shareholders.
    This letter is not authorized for distribution to prospective investors.


Distributed by PHOENIX EQUITY PLANNING CORPORATION, member NASD and subsidiary of Phoenix Investment Partners, Ltd.
56 Prospect St, PO Box 150480, Hartford, CT  06115-0480.  860 403-5000

                             Q & A FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting the Funds of the Trusts that will be the subject of a shareholder vote.

Q. What issues am I being asked to vote on at the upcoming meeting on October 31, 2006?

A. As described in the enclosed Proxy Statement, shareholders of the Trusts are asked to approve:

         - The election of eleven trustees to serve on the Board of Trustees; and

         - A proposal to ratify the appointment of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Funds.

         Shareholders of the Manager-of-Managers Funds listed at the end of this Q & A are asked to approve:

         - A proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

         Shareholders of the Fundamental Restriction Funds listed at the end of this Q & A are asked to approve:

         - A proposal to amend and remove certain fundamental investment restrictions of the Fundamental Restriction Funds.

         Shareholders of the Investment Objective Funds listed at the end of this Q & A are asked to approve:

         - A proposal to reclassify the investment objectives of the Investment Objective Funds from fundamental to non-fundamental.

Q.       Why am I being asked to elect new Trustees?

A. None of the Trusts' Declarations of Trust require the annual election of Trustees. However, pursuant to Section 16 of the Investment Company Act of 1940, as amended, each Trust is required to hold a shareholder meeting for the purpose of electing Trustees if, after a vacancy arises on the Board of Trustees, less than two-thirds (2/3) of the Trustees holding office would have been elected by shareholders. As a result, the addition of new Trustees requires a vote of the shareholders. In connection with the foregoing, the Boards considered the qualifications of each of the nominees, including those nominees that currently serve as Trustees, and determined that the breadth and depth of the Boards, by virtue of the varied backgrounds and qualifications of their nominees, are beneficial to shareholders.

Q. Why am I being asked to vote on a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval?

A. PIC has significant experience hiring and supervising subadvisers. Each Board of Trustees believes the proposal will benefit shareholders by allowing PIC, with Board approval, to access broader money management expertise and hire or replace subadvisers without the costly expense of, and unnecessary delays associated with, proxy solicitations. This is especially true in today's rapidly changing securities markets. The management of Fund assets can be addressed swiftly as changes may be needed. The Funds have already obtained exemptive relief from the Securities and Exchange Commission permitting them to operate in this manner as long as (i) shareholder approval is obtained, (ii) the relevant Board approves each subadviser or subadvisory agreement change and (iii) certain information is provided to shareholders within 90 days of any changes being made.

Q. Does PIC intend to recommend that any of the Funds hire or change a subadviser?

A. No. As of the date of this Proxy Statement, the Boards do not expect to consider any new subadvisers for the Funds. However, if this proposal is approved, new subadvisers could be hired without the expense of a shareholder meeting.

Q. Will the advisory fees and expenses of the Funds increase if this proposal is approved?

A. No, the advisory fee schedule will not change. A subadviser will be paid a portion of the advisory fee currently paid to PIC as described in the advisory agreement between PIC and each Trust, on behalf of the Funds. Please refer to the prospectus of each Fund, available on our web site, www.PhoenixFunds.com, for information about advisory fees.

Q.       Will I be notified of any changes to a Fund's subadvisory arrangements?

A. Yes. Within 90 days of a change to a Fund's subadvisory arrangements, you will be provided with a written notice that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

Q. Why am I being asked to vote on a proposal to change certain fundamental investment restrictions of the Fundamental Restriction Funds?

A. Each Board of Trustees believes the proposed changes in investment restrictions will benefit shareholders by allowing the portfolio managers of the Fundamental Restriction Funds to adapt more quickly to future changes in investment opportunities. In addition, because certain of the Fundamental Restriction Funds became part of the Phoenix Fund Complex after their formation, such Funds contain fundamental investment policies that do not conform to the standard fundamental investment policies of the Funds in the Phoenix Fund Complex. The proposed changes in investment restrictions are designed to conform the fundamental investment policies of such Funds to the fundamental investment policies of the other Funds in the Phoenix Fund Complex. The Board of Trustees desires to have comparable fundamental investment restrictions in place for all of the Funds in the Phoenix Fund Complex, thereby enhancing the portfolio managers' ability to execute the investment strategies and enhancing the compliance infrastructure for the Funds.

Q. Why am I being asked to vote for the reclassification of the investment objective of the Investment Objective Funds from fundamental to non-fundamental?

A. In order to reclassify an investment objective from fundamental to non-fundamental, shareholder approval is necessary. There is no requirement that a Fund's investment objective be fundamental. If approved by shareholders, this proposal would allow the Board of Trustees to change a Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Shareholders of the Investment Objective Funds would receive notice prior to the implementation of any change to the investment objective.

Q. Why am I being asked to vote on a proposal to ratify the appointment of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Trusts?

A. PricewaterhouseCoopers LLC has acted as the independent registered public accounting firm for the Trusts for many years. Each Board of Trustees has recently selected PricewaterhouseCoopers LLC to act as the independent registered public accounting firm for each Trust's fiscal year ending in 2006. Each Board's selection was recommended by its Audit Committee at a meeting held on May 18, 2006. The Audit Committee of each Board meets at least twice a year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement and review the financial statements of the Funds and the results of their examinations thereof. In addition, PricewaterhouseCoopers LLC does not have any direct financial interest or any material indirect financial interest in any of the Funds.

Q.       What happens if a proposal is not approved?

A. If the required vote is not received with respect to any of the proposals, the Boards of Trustees will determine what options are available for the Funds.

Q.       Has each Board of Trustees approved the applicable proposals?

A. Yes. Each Board of Trustees has approved the applicable proposals and recommends that you vote in favor of the proposals.

Q. Who will pay for the proxy solicitation and legal costs associated with the proposals?

A. The costs associated with this Proxy Statement will substantially all be borne proportionately by the Funds. A small portion of the costs will be paid for by Phoenix Investment Partners, Ltd., parent of the Funds' investment adviser.

Q.       Are there service or account changes I need to know about?

A.       There will be no changes to your Phoenix account or account services.

Q.       How do I vote my shares?

A. You can vote your shares by computer by going to the Internet address provided on the proxy card or by telephone by calling the toll-free number on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by attending the Meeting, or if you don't expect to attend, by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

Q.       Will anyone contact me?

A. You may receive a call from the Funds' proxy solicitor, Computershare Fund Services, Inc. to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

Q.       What should I do if I receive more than one proxy card?

A. Because each Fund's shareholders must vote separately, you may be sent a proxy card for each Fund account that you have. PLEASE VOTE ON ALL PROPOSALS SHOWN ON EACH PROXY CARD THAT YOU RECEIVE.

Q.       Whom should I call for additional information about this Proxy
         Statement?

A. If you have questions about your Fund, please call Phoenix Mutual Fund Services at 1-800-243-1574 Monday through Thursday, 8 a.m. to 6 p.m. Eastern Time, Friday until 5 p.m. Computershare Fund Services, Inc. ("CFS") has been engaged to assist in the solicitation of proxies. If you should require assistance in voting your shares, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-343-1411. As the meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder's full name and address or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder's instructions on each proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder's instructions on the call. Within 72 hours, the shareholder will be contacted by mail to confirm his or her vote and ask the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.


MANAGER OF MANAGERS FUNDS (PROPOSAL 2)
--------------------------------------

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
         Phoenix Low-Duration Core Plus Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund
         Phoenix Income & Growth Fund
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund

PHOENIX MULTI-PORTFOLIO FUND
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
PHOENIX PHOLIOs(SM)
         Phoenix Conservative Income PHOLIO
         Phoenix Diversifier PHOLIO
         Phoenix International PHOLIO
         Phoenix Wealth Accumulator PHOLIO
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
         Phoenix Wealth Preserver PHOLIO
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Strategic Growth Fund


FUNDAMENTAL RESTRICTION FUNDS (PROPOSALS 3, 4 AND 5)
----------------------------------------------------

Fundamental Restriction with Respect to Loans (Proposal 3):

PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund
         Phoenix Pathfinder Fund
         Phoenix Relative Value Fund
         Phoenix Total Value Fund
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
         Phoenix Low Duration Core Plus Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund
         Phoenix Income & Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund

PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix High Yield Securities Fund
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
         Phoenix Growth Opportunities Fund
PHOENIX PHOLIOs
         Phoenix Conservative Income PHOLIO
         Phoenix Diversifier PHOLIO
         Phoenix International PHOLIO
         Phoenix Wealth Accumulator PHOLIO
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
         Phoenix Wealth Preserver PHOLIO
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Dynamic Growth Fund
         Phoenix Fundamental Growth Fund
         Phoenix Strategic Growth Fund


OTHER FUNDAMENTAL RESTRICTION FUNDS (PROPOSALS 4 AND 5)
-------------------------------------------------------

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX ADVISER TRUST
         Phoenix Focused Value Fund
         Phoenix Foreign Opportunities Fund

Changes in the Fundamental Investment Restrictions of the Phoenix Asset Trust (Proposal 4):

         Proposal 4A: Investment of Assets in a Single Open-End Investment
                      Company
         Proposal 4B: Change of Status as a Diversified Series
         Proposal 4C: Investment of More Than 25% of Assets in Companies Engaged
                      in One Industry

         Proposal 4D: Limits on Borrowing
         Proposal 4E: Issuance of Senior Securities
         Proposal 4F: Underwriting Activities
         Proposal 4G: Purchase and Sale of Real Estate
         Proposal 4H: Purchase and Sale of Commodities and Commodities Contracts Proposal 4I: Lending Assets


Changes in the Fundamental Investment Restrictions of the Phoenix Adviser Trust (Proposal 5):

         Proposal 5A: Investment of More Than 25% of Assets in Companies Engaged
                      in One Industry
         Proposal 5B: Limits on Borrowing
         Proposal 5C: Issuance of Senior Securities
         Proposal 5D: Underwriting Activities
         Proposal 5E: Purchase and Sale of Real Estate
         Proposal 5F: Lending Assets


INVESTMENT OBJECTIVE FUNDS (PROPOSAL 6)
---------------------------------------

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Income & Growth Fund (Primary Objective)
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
PHOENIX PHOLIOs
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO

PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Strategic Growth Fund

--------------------------------------------------------------------------------

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR MAIL.

TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF YOU USE THE ACCOMPANYING ENVELOPE TO MAIL THE PROXY CARD IN THE UNITED STATES.

--------------------------------------------------------------------------------

                              PHOENIX ADVISER TRUST

                               PHOENIX ASSET TRUST

                         PHOENIX CA TAX-EXEMPT BOND FUND

                           PHOENIX EQUITY SERIES FUND

                              PHOENIX EQUITY TRUST

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                         PHOENIX INVESTMENT SERIES FUND

                           PHOENIX INVESTMENT TRUST 97

                           PHOENIX INVESTMENT TRUST 06

                          PHOENIX MULTI-PORTFOLIO FUND

                           PHOENIX MULTI-SERIES TRUST

                           PHOENIX OPPORTUNITIES TRUST

                                 PHOENIX PHOLIOs

                               PHOENIX PORTFOLIOS

                               PHOENIX SERIES FUND

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 1-800-243-1574

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on October 31, 2006

To the Shareholders:

         NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund, each a Delaware statutory trust, and referred to herein as the "Trusts", will be held at the offices of Phoenix Investment Partners, Ltd., ("PXP"), 56 Prospect Street, Hartford, Connecticut, 06103, on October 31, 2006 at 2:00 p.m. Eastern Time and any adjournments thereof (the "Meeting"). Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds" unless otherwise specified. The Funds identified in Proposal 2 of the Proxy Statement are referred to herein as the "Manager-of-Managers Funds." The Funds identified in Proposals 3, 4 and 5 of the Proxy Statement are referred to herein as the "Fundamental Restriction Funds." The Funds identified in Proposal 6 of the Proxy Statement are referred to herein as the "Investment Objective Funds." The Meeting will be held for the following purposes:

         1. To elect eleven Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of all of the Funds will vote on this proposal.

         2. To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 2). Shareholders of the Manager-of-Managers Funds will vote on this proposal.

         3. To approve a proposal to remove and amend certain fundamental investment restrictions from the Funds. Shareholders of the specified Fundamental Restriction Funds will vote on these proposals, as applicable.

                  o Proposal 3: To approve the amendment of fundamental restrictions of the Funds with respect to loans.

                  o Proposal 4: To approve the removal and amendment of the fundamental investment restrictions of the funds of the Phoenix Asset Trust to conform to the standard fundamental investment restrictions of the Phoenix Funds.

                  o Proposal 5: To approve the amendment of the fundamental investment restrictions of the funds of the Phoenix Adviser Trust to conform to the standard fundamental investment restrictions of the Phoenix Funds.

         4. To approve a proposal to reclassify the investment objective of the Investment Objective Funds from fundamental to non-fundamental (Proposal 6). Shareholders of the Investment Objective Funds will vote on this proposal.

         5. To approve a proposal to ratify the appointment of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Trusts (Proposal 7). Shareholders of all of the Funds will vote on this proposal.

         6. To transact any other business that may properly come before the Meeting.

         The Board of Trustees has fixed the close of business on August 11, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

         Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

         o        THROUGH THE INTERNET - https://vote.proxy-direct.com
                                         -----------------------------

         o        BY TELEPHONE -1-866-241-6192

         o BY MAIL - using the enclosed proxy card(s) and postage paid envelope

         o        IN PERSON - at the Meeting

         We encourage you to vote by Internet or telephone; have your proxy card in hand and go to the Web site or call the number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

         If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals described above.

                                            By order of the Boards of Trustees

                                            /s/ Kevin J. Carr

                                            Kevin J. Carr, Esq.
                                            Secretary
September 1, 2006

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO VOTE BY INTERNET OR BY TELEPHONE OR TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY WITH RESPECT TO INTERNET OR TELEPHONE VOTING ARE SET FORTH ON THE PROXY CARD. INSTRUCTIONS FOR SIGNING PROXY CARDS IF MAILING IMMEDIATELY FOLLOW THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                              Registration                                 Valid Signature
                              ------------                                 ---------------

Corporate Accounts

(1)      ABC Corp.                                                         ABC Corp.
(2)      ABC Corp.                                                         John Doe, Treasurer
(3)      ABC Corp. c/o John Doe, Treasurer                                 John Doe
(4)      ABC Corp. Profit Sharing Plan                                     John Doe, Trustee

Trust Accounts

(1)      ABC Trust                                                         Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee u/t/d 12/28/78                               Jane B. Doe

Custodial or Estate Accounts

(1)      John B. Smith, Cust. f/b/o
         John B. Smith, Jr. UGMA                                           John B. Smith
(2)      Estate of John B. Smith                                           John B. Smith, Jr., Executor

                              PHOENIX ADVISER TRUST

                               PHOENIX ASSET TRUST

                         PHOENIX CA TAX-EXEMPT BOND FUND

                           PHOENIX EQUITY SERIES FUND

                              PHOENIX EQUITY TRUST

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                         PHOENIX INVESTMENT SERIES FUND

                           PHOENIX INVESTMENT TRUST 97

                           PHOENIX INVESTMENT TRUST 06

                          PHOENIX MULTI-PORTFOLIO FUND

                           PHOENIX MULTI-SERIES TRUST

                           PHOENIX OPPORTUNITIES TRUST

                                 PHOENIX PHOLIOs

                               PHOENIX PORTFOLIOS

                               PHOENIX SERIES FUND

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 1-800-243-1574

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on October 31, 2006


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund, each a Delaware statutory trust and referred to herein as the "Trusts." Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds" unless otherwise specified. The Funds identified in Proposal 2 of the Proxy Statement are referred to herein as the "Manager-of-Managers Funds." The Funds identified in Proposals 3, 4 and 5 of the Proxy Statement are referred to herein as the "Fundamental Restriction Funds." The Funds identified in Proposal 6 of the Proxy Statement are referred to herein as the "Investment Objective Funds." The proxies will be used at the special meeting of shareholders to be held at 56 Prospect Street, Hartford, Connecticut 06103 on October 31, 2006 at 2 p.m. Eastern Time (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of Phoenix Investment Partners, Ltd. for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about September 1, 2006 or as soon as practicable thereafter. The close of business on August 11, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. The number of shares outstanding on the Record Date is listed on Appendix A attached to this Proxy Statement.

         Copies of the Trust's most recent annual and/or semi-annual reports are available free of charge via the Internet at www.PhoenixFunds.com, by calling 1-800-243-1574, or by writing Phoenix Funds, P.O. Box 8301, Boston, MA 02266-8301.

         It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trusts. Computershare Fund Services, Inc. ("CFS") has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately in the range of $486,500 to $758,000. The costs associated with this Proxy Statement will substantially all be borne proportionately by the Funds, with a small portion being paid by Phoenix Investment Partners, Ltd., parent of the Funds' investment adviser.

         Any shareholder submitting a proxy has the power to revoke it prior to its use by executing a superseding proxy to the Trust by the Internet or telephone, by mailing a notice of revocation to the Secretary at the principal office of the Trusts or by attending and voting in person at the Meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

         Thirty-three and one-third percent (33 1/3%) of the outstanding shares entitled to vote must be present in person or by proxy to constitute a quorum for the transaction of business, except for the Phoenix Adviser Trust, Phoenix Focused Value Fund and Phoenix Foreign Opportunities Fund, which require thirty percent (30%) of the outstanding shares entitled to vote to form a quorum. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies, in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as inspectors of election for the meeting. The inspectors of election will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

         With respect to the election of Trustees (Proposal 1) and with respect to the ratification of the independent registered accounting firm for the Trusts (Proposal 7), neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to every other proposal, abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as shares voted against a proposal may result in a proposal not being approved, even though the votes cast in favor of the proposal would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for the solicitation of additional votes in favor of the proposal. A Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

         Proposals 1 and 7 will be voted on by shareholders of the Funds voting at the Trust level. Proposal 2 will be voted on by shareholders of the Manager-of-Managers Funds voting at the Fund level. Proposal 3 will be voted on by shareholders of the Fundamental Restriction Funds (except for the Funds of the Phoenix Asset Trust and the Phoenix Adviser Trust) voting at the Fund level. Proposal 4 will be voted on by shareholders of the Funds of the Phoenix Asset Trust voting at the Fund level. Proposal 5 will be voted on by shareholders of the Funds of the Phoenix Adviser Trust voting at the Fund level. Proposal 6 will be voted on by shareholders of the Investment Objective Funds voting at the Fund level.


                        BOARD OF TRUSTEES RECOMMENDATION

         Each Board of Trustees met on February 16, 2006 and March 23, 2006 to discuss the proposals contained in this Proxy Statement. Each Board voted unanimously to approve the proposals. EACH BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" ALL OF THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT.


                                   PROPOSAL 1:
                TO ELECT ELEVEN TRUSTEES TO THE BOARD OF TRUSTEES

         At the Meeting, shareholders will vote on a proposal to elect eleven nominees to serve as Trustees of the Trusts. None of the Trusts' Declarations of Trust requires the annual election of Trustees. Under Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act"), at least two-thirds (2/3) of the trustees of a trust must have been elected by shareholders. In November 2004, a Trustee was appointed as Trustee to the Trusts. In late 2005, it came to the attention of Phoenix Investment Counsel, Inc. ("PIC") that this appointment inadvertently caused all but five of the Trusts to be under the two-thirds (2/3) ratio. The Trusts under the two-thirds (2/3) ratio were Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix PHOLIOs, Phoenix Series Fund and Phoenix Strategic Equity Series Fund. At a meeting of the Boards of Trustees held February 16, 2006, the Boards of the Trusts under the two-thirds (2/3) ratio were informed that a shareholder meeting would be necessary before the Trustee and any new nominees could serve as such. At the meeting, the Boards determined that the Trustee would immediately become a consulting committee member of the Board and of the Governance and Nominating Committee for Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund. The Boards also agreed to accept the Trustee's resignation for the appropriate Trusts and to appoint him as a consulting committee member to those Trusts. The Boards also determined that, due to his many contributions to the Board and Governance and Nominating Committee governance process that the consulting committee compensation should be the same as what he had previously received as a Board member. Management further informed the Boards that it had reviewed all matters in which he had voted and had determined that even without his vote, all votes were properly taken.

NOMINEES
         The Trustees who are not "interested persons" as defined in the 1940 Act ("the Disinterested Trustees") have approved fixing the number of Trustees at eleven and have recommended and nominated eleven candidates to fill the Trustees' positions on the Boards of Trustees (the "Nominees"). Each of the Nominees currently serves on the Board of each of the Trusts, with the exception of Daniel T. Geraci, who serves as President of all of the Trusts and as Trustee of certain of the Trusts and Ferdinand L. J. Verdonck, who serves as a consultant to and as a Trustee of certain of the Trusts. PIC is the investment adviser of each Trust. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons who they have nominated for election.

         Each of the Nominees has agreed to serve as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.

         The following table sets forth the names, dates of birth, principal occupations and other information relating to the Nominees. There is no stated term of office for Trustees.

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  ------------------------------------

E. Virgil Conway          Nominee                                     71           Chairman, Rittenhouse Advisors, LLC
Rittenhouse Advisors,     Currently Trustee of:                                    (consulting firm) (2001-present).
LLC                       Phoenix Adviser Trust, since                             Trustee/Director, Phoenix Funds
101 Park Avenue           2005.                                                    Complex (1983-present), Realty
New York, NY 10178        Phoenix Asset Trust, since 2002.                         Foundation of New York (1972-present),
DOB: 8/2/29               Phoenix CA Tax-Exempt Bond Fund,                         Josiah Macy, Jr., Foundation
                          since 1983.                                              (Honorary) (2004-present), Pace
                          Phoenix Equity Series Fund,                              University (Director/Trustee Emeritus)
                          since 1997.                                              (2003-present), Greater New York
                          Phoenix Equity Trust, since 1993.                        Councils, Boy Scouts of America
                          Phoenix Institutional Mutual                             (1985-present), The Academy of
                          Funds, since 1996.                                       Political Science (Vice Chairman)
                          Phoenix Investment Series Fund,                          (1985-present), Urstadt Biddle
                          since 1983.                                              Property Corp. (1989-present), Colgate
                          Phoenix Investment Trust 06,                             University (Trustee Emeritus)
                          since 2005.                                              (2004-present). Director/Trustee, The
                          Phoenix Investment Trust 97,                             Harlem Youth Development Foundation,
                          since 1997.                                              (Chairman) (1998-2002), Metropolitan
                          Phoenix Multi-Portfolio Fund,                            Transportation Authority (Chairman)
                          since 1993.                                              (1992-2001), Trism, Inc. (1994-2001),
                          Phoenix Multi-Series Trust,                              Consolidated Edison Company of New
                          since 1993.                                              York, Inc. (1970-2002), Atlantic
                          Phoenix Opportunities Trust,                             Mutual Insurance Company (1974-2002),
                          since 2000.                                              Centennial Insurance Company
                          Phoenix PHOLIOs, since 1996.                             (1974-2002), Union Pacific Corp.
                          Phoenix Portfolios, since 2004.                          (1978-2002), BlackRock Freddie Mac
                          Phoenix Series Fund, since 1993.                         Mortgage Securities Fund (Advisory
                          Phoenix Strategic Equity Series                          Director) (1990-2000), Accuhealth
                          Fund, since 1983.                                        (1994-2002), Pace University
                                                                                   (1978-2003), New York Housing
                                                                                   Partnership Development Corp.
                                                                                   (Chairman) (1981-2003), Josiah Macy,
                                                                                   Jr. Foundation (1975-2004).

Harry Dalzell-Payne       Nominee                                     71           Retired. Trustee/Director, Phoenix
The Flat, Elmore Court    Currently Trustee of:                                    Funds Complex (1983-present).
Elmore, GL0S, GL2 3NT     Phoenix Adviser Trust, since 2005.
U.K.                      Phoenix Asset Trust, since 2002.
DOB: 9/8/29               Phoenix CA Tax-Exempt Bond Fund,
                          since 1983.
                          Phoenix Equity Series Fund,
                          since 1997.

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  ------------------------------------

                          Phoenix Equity Trust, since 1993.
                          Phoenix Institutional Mutual
                          Funds, since 1996.
                          Phoenix Investment Series Fund,
                          since 1983.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 1997.
                          Phoenix Multi-Portfolio Fund,
                          since 1993.
                          Phoenix Multi-Series Trust,
                          since 1993.
                          Phoenix Opportunities Trust,
                          since 1999.
                          Phoenix PHOLIOs, since 1996.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 1993.
                          Phoenix Strategic Equity Series
                          Fund, since 1983.

Francis E. Jeffries       Nominee                                     72           Director, The Empire District
8477 Bay Colony Dr. #902  Currently Trustee of:                                    Electric Company (1984-2004).
Naples, FL 34108          Phoenix Adviser Trust, since                             Trustee/Director, Phoenix Funds
DOB: 9/23/30              2005.                                                    Complex (1987-present).
                          Phoenix Asset Trust, since 2005.
                          Phoenix CA Tax-Exempt Bond Fund,
                          since 1995.
                          Phoenix Equity Series Fund,
                          since 1997.
                          Phoenix Equity Trust, since 1995.
                          Phoenix Institutional Mutual
                          Funds, since 1996.
                          Phoenix Investment Series Fund,
                          since 1995.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 1997.
                          Phoenix Multi-Portfolio Fund,
                          since 1995.
                          Phoenix Multi-Series Trust,
                          since 1995.
                          Phoenix Opportunities Trust,
                          since 2005.

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  ------------------------------------

                          Phoenix PHOLIOs, since 1996.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 1995.
                          Phoenix Strategic Equity Series
                          Fund, since 1995.

Leroy Keith, Jr.          Nominee                                     69           Partner, Stonington Partners, Inc.
Stonington Partners,      Currently Trustee of:                                    (private equity fund) (2001-
Inc.                      Phoenix Adviser Trust, since                             present). Director/Trustee,
736 Market Street,        2005.                                                    Evergreen Funds (six portfolios)
Ste. 1430                 Phoenix Asset Trust, since 2005.                         (1989-present). Trustee, Phoenix
Chattanooga, TN 37402     Phoenix CA Tax-Exempt Bond Fund,                         Funds Family (1980-present).
DOB: 2/14/39              since 1993.                                              Director, Diversapak (2002-present).
                          Phoenix Equity Series Fund,                              Obaji Medical Products Company
                          since 1997.                                              (2002-present). Director, Lincoln
                          Phoenix Equity Trust, since 1993.                        Educational Services (2002-2004).
                          Phoenix Institutional Mutual                             Chairman, Carson Products Company
                          Funds, since 1996.                                       (cosmetics) (1998-2000).
                          Phoenix Investment Series Fund,
                          since 1993.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 1997.
                          Phoenix Multi-Portfolio Fund,
                          since 1987.
                          Phoenix Multi-Series Trust,
                          since 1993.
                          Phoenix Opportunities Trust,
                          since 2005.
                          Phoenix PHOLIOs, since 1996.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 1980.
                          Phoenix Strategic Equity Series
                          Fund, since 1993.

Geraldine M. McNamara     Nominee                                     71           Retired. Trustee/Director, Phoenix
40 East 88th Street,      Currently Trustee of:                                    Funds Complex (2001-present).
New York                  Phoenix Adviser Trust, since                             Managing Director, U.S. Trust
New York 10128            2005.                                                    Company of New York (1982-2006).
DOB: 4/17/51              Phoenix Asset Trust, since 2002.
                          Phoenix CA Tax-Exempt Bond Fund,
                          since 2001.
                          Phoenix Equity Series Fund,
                          since 2001.

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  ------------------------------------

                          Phoenix Equity Trust, since 2001.
                          Phoenix Institutional Mutual
                          Funds, since 2001.
                          Phoenix Investment Series Fund,
                          since 2001.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 2001.
                          Phoenix Multi-Portfolio Fund,
                          since 2001.
                          Phoenix Multi-Series Trust,
                          since 2001.
                          Phoenix Opportunities Trust,
                          since 2001.
                          Phoenix PHOLIOs, since 2001.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 2001.
                          Phoenix Strategic Equity Series
                          Fund, since 2001.

James M. Oates            Nominee                                     69           Chairman, Hudson Castle Group, Inc.
c/o Northeast Partners    Currently Trustee of:                                    (Formerly IBEX Capital Markets, Inc.)
150 Federal Street,       Phoenix Adviser Trust, since                             (financial services) (1997-present).
Suite 1000                2005.                                                    Trustee/Director Phoenix Funds Family
Boston, MA 02110          Phoenix Asset Trust, since 2005.                         (1987-present). Managing Director Wydown
DOB: 5/31/46              Phoenix CA Tax-Exempt Bond Fund,                         Group (consulting firm) (1994-present).
                          since 1993.                                              Director, Investors Financial Service
                          Phoenix Equity Series Fund,                              Corporation (1995-present), Investors
                          since 1997.                                              Bank & Trust Corporation (1995-present),
                          Phoenix Equity Trust, since 1993.                        Stifel Financial (1996-present),
                          Phoenix Institutional Mutual                             Connecticut River Bancorp (1998-present),
                          Funds, since 1996.                                       Connecticut River Bank (1999-present),
                          Phoenix Investment Series Fund,                          Trust Company of Hampshire
                          since 1987.                                              (2002-present). Chairman, Emerson
                          Phoenix Investment Trust 06,                             Investment Management, Inc.
                          since 2005.                                              (2000-present). Independent Chairman,
                          Phoenix Investment Trust 97,                             John Hancock Trust (since 2005), Trustee,
                          since 1997.                                              John Hancock Funds II and John Hancock
                          Phoenix Multi-Portfolio Fund,                            Funds III (since 2005). Trustee, John
                          since 1987.                                              Hancock Trust (2004-2005).
                          Phoenix Multi-Series Trust,                              Director/Trustee, AIB Govett Funds
                          since 1993.
                          Phoenix Opportunities Trust,
                          since 2005.

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  ------------------------------------

                          Phoenix PHOLIOs, since 1996.                             (six portfolios) (1991-2000),
                          Phoenix Portfolios, since 2004.                          Command Systems, Inc. (1998-2000),
                          Phoenix Series Fund, since 1993.                         Phoenix Investment Partners, Ltd.
                          Phoenix Strategic Equity Series                          (1995-2001), 1Mind, Inc. (formerly
                          Fund, since 1993.                                        1Mind.com) (2000-2002), Plymouth
                                                                                   Rubber Co. (1995-2003). Director
                                                                                   and Treasurer, Endowment for
                                                                                   Health, Inc. (2000-2004).

Richard E. Segerson       Nominee                                     69           Managing Director, Northway
73 Briggs Way             Currently Trustee of:                                    Management Company (1998-present).
Chatham, MA               Phoenix Adviser Trust, since                             Trustee/Director, Phoenix Funds
02633                     2005.                                                    Family (1983-present).
DOB: 2/16/46              Phoenix Asset Trust, since 2005.
                          Phoenix CA Tax-Exempt Bond Fund,
                          since 1983.
                          Phoenix Equity Series Fund,
                          since 1997.
                          Phoenix Equity Trust, since 1993.
                          Phoenix Institutional Mutual
                          Funds, since 1996.
                          Phoenix Investment Series Fund,
                          since 1983.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 1997.
                          Phoenix Multi-Portfolio Fund,
                          since 1993.
                          Phoenix Multi-Series Trust,
                          since 1993.
                          Phoenix Opportunities Trust,
                          since 2005
                          Phoenix PHOLIOs, since 1996.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 1993.
                          Phoenix Strategic Equity Series
                          Fund, since 1983.

Ferdinand L. J. Verdonck  Nominee                                     30           Director, Banco Urguijo (Chairman)
Nederpolder, 7            Currently Trustee of:                                    (1998-present).  Trustee, Phoenix
B-9000 Gent, Belgium      Phoenix Adviser Trust, since                             Funds Family (2002-present).
DOB: 7/30/42              2005.                                                    Director EASDAQ (Chairman)
                          Phoenix Asset Trust, since 2005.                         (2001-present), The JP Morgan
                          Phoenix Investment Trust 06,                             Fleming Continental European
                          since 2005.                                              Investment Trust (1998-

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  ------------------------------------

                          Phoenix Opportunities Trust,                             present), Groupe SNEF (1998-present),
                          since 2005.                                              Santans N.V. (1999-present).
                          Phoenix Portfolios, since 2005.                          Managing Director, Almanij N.V.
                          Consultant to Phoenix CA                                 (1992-2003). Director, KBC Bank and
                          Tax-Exempt Bond Fund, Phoenix                            Insurance Holding Company
                          Equity Series Fund, Phoenix Equity                       (Euronext) (1992-2003), KBC Bank
                          Trust, Phoenix Institutional                             (1992-2003), KBC Insurance
                          Mutual Funds, Phoenix Investment                         (1992-2003), Kredietbank, S.A.
                          Series Fund, Phoenix Investment                          Luzembougeoise (1992-2003),
                          Trust 97, Phoenix Multi-Portfolio                        Investco N.V. (1992-2003), Gevaert
                          Fund, Phoenix Multi-Series Trust,                        N.V. (1992-2003), Fidea N.V.
                          Phoenix PHOLIOs, Phoenix Series                          (1992-2003), Almafin N.V.
                          Fund and Phoenix Strategic Equity                        (1992-2003), Centea N.V.
                          Series Fund since 2006.                                  (1992-2003), Dutch Chamber of
                                                                                   Commerce for Belgium and Luxemburg
                                                                                   (1995-2001), Phoenix Investment
                                                                                   Partners, Ltd. (1995-2001).
                                                                                   Director, Degussa Antwerpen N.V.
                                                                                   (1998-2004).


                               INTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  -------------------------------------

*Daniel T. Geraci         Nominee                                     30           Executive Vice President, Asset
Phoenix Investment        Currently Trustee of:                                    Management, The Phoenix Companies,
Partners, Ltd.            Phoenix Adviser Trust, since                             Inc. (2003-present). Director,
56 Prospect Street        2005.                                                    Chairman, President and Chief
Hartford, CT 06103        Phoenix Asset Trust, since 2004.                         Executive Officer, Phoenix Investment
DOB: 6/12/57              Phoenix Investment Trust 06,                             Partners, Ltd. (2003-present).
                          since 2004.                                              President, Phoenix Equity Planning
                          Phoenix Opportunities Trust,                             Corporation (2005-present).
                          since 2004.                                              President, DPCM Holding, Inc.
                          Phoenix Portfolios, since 2004.                          (2005-present). President, Capital
                                                                                   West Asset Management, LLC
                                                                                   (2005-present). Director and
                                                                                   President, Phoenix Investment Counsel,
                                                                                   Inc. (2003-present). Director,
                                                                                   Pasadena Capital Corporation
                                                                                   (2003-present). President, Euclid
                                                                                   Advisers, LLC (2003-present). Director

                               INTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  -------------------------------------

                                                                                   and Chairman, PXP Institutional
                                                                                   Markets Group, Ltd. (2003-present).
                                                                                   Director and President, Rutherford
                                                                                   Financial Corporation (2003-present).
                                                                                   Director, DPCM Holding, Inc.
                                                                                   (2003-present). President, Phoenix
                                                                                   Zweig Advisors, LLC (2003-present).
                                                                                   Director and Chairman, Phoenix Equity
                                                                                   Planning Corporation (2003-present).
                                                                                   Director and Chairman, Duff & Phelps
                                                                                   Investment Management Company
                                                                                   (2003-present). Director, Capital West
                                                                                   Asset Management, LLC (2003-present)
                                                                                   Chief Executive Officer and President,
                                                                                   The Zweig Fund, Inc and the Zweig
                                                                                   Total Return Fund, Inc. (2004-present).
                                                                                   President, the Phoenix Funds Family
                                                                                   (2004-present). Chief Sales and
                                                                                   Marketing Officer, Phoenix Equity
                                                                                   Planning Corporation (2003-2005).
                                                                                   President and Chief Executive Officer
                                                                                   of North American investment
                                                                                   operations, Pioneer Investment
                                                                                   Management USA, Inc. (2001-2003).
                                                                                   President of Private Wealth Management
                                                                                   Group & Fidelity Brokerage Company,
                                                                                   Fidelity Investments (1996-2001).

**Marilyn E. LaMarche     Nominee                                     69           Limited Managing Director, Lazard
Lazard Freres             Currently Trustee of:                                    Freres & Co. LLC (1997-present).
& Co. LLC                 Phoenix Adviser Trust, since                             Trustee/Director, Phoenix Funds
30 Rockefeller Plaza,     2005.                                                    Family (2002-present). Director,
59th Floor                Phoenix Asset Trust, since 2002.                         The Phoenix Companies, Inc.
New York, NY 10020        Phoenix CA Tax-Exempt Bond Fund,                         (2001-2005) and Phoenix Life
DOB: 5/11/34              since 2002.                                              Insurance Company (1989-2005).
                          Phoenix Equity Series Fund,
                          since 2002.
                          Phoenix Equity Trust, since 2002.
                          Phoenix Institutional Mutual
                          Funds, since 2002.
                          Phoenix Investment Series Fund,
                          since 2002.

                               INTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  -------------------------------------

                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 2002.
                          Phoenix Multi-Portfolio Fund,
                          since 2002.
                          Phoenix Multi-Series Trust,
                          since 2002.
                          Phoenix Opportunities Trust,
                          since 2005.
                          Phoenix PHOLIOs, since 2002.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 2002.
                          Phoenix Strategic Equity Series
                          Fund, since 2002.

***Philip R. McLoughlin   Nominee                                     97           Director, PXRE Corporation
200 Bridge Street         Currently Trustee/Chairman of:                           (Reinsurance) (1985-present), World
Chatham, MA 02633         Phoenix Adviser Trust, since                             Trust Fund (1991-present).
DOB: 10/23/46             2005.                                                    Director/Trustee, Phoenix Fund
                          Phoenix Asset Trust, since 2002.                         Complex (1989-present). Management
                          Phoenix CA Tax-Exempt Bond Fund,                         Consultant (2002-2004), Chairman
                          since 1993.                                              (1997-2002), Chief Executive
                          Phoenix Equity Series Fund,                              Officer (1995-2002), Director
                          since 1997.                                              (1995-2002), Phoenix Investment
                          Phoenix Equity Trust, since 1993.                        Partners, Ltd. Director and
                          Phoenix Institutional Mutual                             Executive Vice President, The
                          Funds, since 1996.                                       Phoenix Companies, Inc.
                          Phoenix Investment Series Fund,                          (2000-2002). Director (1994-2002)
                          since 1993.                                              and Executive Vice President,
                          Phoenix Investment Trust 06,                             Investments (1987-2002), Phoenix
                          since 2000.                                              Life Insurance Company. Director
                          Phoenix Investment Trust 97,                             (1982-2002), Chairman (2000-2002)
                          since 1997.                                              and President (1990-2000), Phoenix
                          Phoenix Multi-Portfolio Fund,                            Equity Planning Corporation.
                          since 1989.                                              Chairman and President,
                          Phoenix Multi-Series Trust,                              Phoenix/Zweig Advisers LLC
                          since 1993.                                              (2001-2002). Director (2001-2002)
                          Phoenix Opportunities Trust,                             and President (April
                          since 1999.                                              2002-September 2002), Phoenix
                          Phoenix PHOLIOs, since 1996.                             Investment management Company.
                          Phoenix Portfolios, since 1993.                          Director and Executive Vice
                          Phoenix Series Fund, since 1989.                         President, Phoenix Life and Annuity
                          Phoenix Strategic Equity Series                          Company (1996-2002). Director
                          Fund, since 1993.                                        (1995-2002) and

                               INTERESTED NOMINEES

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND DATE     POSITION WITH THE TRUSTS AND     COMPLEX OVERSEEN BY     5 YEARS AND OTHER DIRECTORSHIPS
        OF BIRTH                LENGTH OF TIME SERVED              TRUSTEE                   HELD BY NOMINEE
------------------------  ---------------------------------  --------------------  -------------------------------------

                                                                                   Executive Vice President (1994-2002)
                                                                                   and Chief Investment Counsel
                                                                                   (1994-2002), PHL Variable Insurance
                                                                                   Company. Director, Phoenix National
                                                                                   Trust Holding Company (2001-2002).
                                                                                   Director (1985-2002) and Vice
                                                                                   President (1986-2002) and Executive
                                                                                   Vice President (April 2002- September
                                                                                   2002), PM Holdings, Inc. Director, WS
                                                                                   Griffith Associates, Inc.
                                                                                   (1995-2002). Director, WS Griffith
                                                                                   Securities, Inc. (1992-2002).

*Mr. Geraci is an "interested person" as defined in the 1940 Act, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.

**Ms. LaMarche is an "interested person" as defined in the 1940 Act, by reason of her position as former Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

***Mr. McLoughlin is an "interested person" as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.


RELATIONSHIPS OF CERTAIN NOMINEES
         Under applicable requirements, each disinterested Nominee (or an immediate family member thereof) who had any direct or indirect interest, the value of which exceeds $60,000, during the two most recently completed calendar years, in the Trusts' investment advisers, the principal underwriter of the Trusts, Phoenix Equity Planning Corporation, or any entity controlling, controlled by or under common control with PIC or Phoenix Equity Planning Corporation (not including registered investment companies) must disclose any such relationship.

         Mr. Oates is Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly, IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of PIC, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company, also an affiliate, owns approximately 8% of Hudson's common stock.

NOMINEE OWNERSHIP OF EQUITY SECURITIES
         Set forth in Appendix B attached to this Proxy Statement for each Nominee is a dollar range of equity securities of the Trusts, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trusts, managed by PIC or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies"), as of December 31, 2005.

         No Disinterested Trustee, or any immediate family member of such person, owns securities in the Funds' investment adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Funds' investment adviser.

COMPENSATION OF CURRENT TRUSTEES
         During the calendar year ended December 31, 2005, the Nominees who were not previously Trustees received no compensation from the Trusts. The Nominees who are currently Trustees received the compensation set forth in Appendix C attached to this Proxy Statement. Mr. Geraci receives no compensation from the Trusts.

CURRENT BOARD COMMITTEES AND MEETINGS
         Each Board of Trustees has established an Audit Committee. The Committee reviews the Trust's financial reporting procedures, their system of internal control and the independent audit process. The Audit Committee currently consists of E. Virgil Conway, Chair, Harry Dalzell-Payne, Francis E. Jeffries, Dr. Leroy Keith, Jr., Geraldine M. McNamara, James M. Oates and Richard E. Segerson, each of whom is a Disinterested Trustee.

         Each Board of Trustees has established a Governance and Nominating Committee. The Governance and Nominating Committee identifies, evaluates and ultimately selects nominees for election to the Board. The Committee is also charged with the responsibility of developing and recommending to the Board a set of governance principles applicable to the Trusts. Each Board of Trustees has adopted a formal, written Governance and Nominating Committee charter, a copy of which can be found on the Funds' Web site at www.PhoenixFunds.com. The Governance and Nominating Committee currently consists of Dr. Leroy Keith, Jr., Chair, E. Virgil Conway, Harry Dalzell-Payne, Geraldine M. McNamara and James M. Oates, each of whom is a Disinterested Trustee.

         Each Board of Trustees has established an Executive and Compliance Committee. The Executive and Compliance Committee assists the Board of Trustees in effectively performing its functions. It is the responsibility of the Committee to facilitate efficient management of the Trusts by exercising all powers of the Board which may be lawfully delegated when the Board is not in session, subject to certain limitations. The Executive and Compliance Committee currently consists of Philip R. McLoughlin, Chair, E. Virgil Conway, Harry Dalzell-Payne, Dr. Leroy Keith, Jr., Geraldine M. McNamara, and James M. Oates. Except for Mr. McLoughlin, each member of the Executive and Compliance Committee is a Disinterested Trustee.

         During the calendar year ended December 31, 2005, the Boards of Trustees met four times and also held four special meetings. The Audit Committees met four times. The Governance and Nominating Committees met four times. The Executive and Compliance Committees met four times and held seven special meetings.

         Each Trustee was present for at least 75% of the total number of meetings of each Board, or of the Board and Audit Committee, Governance and Nominating Committee, and Executive and Compliance Committee.

         The Disinterested Trustees have established a formal policy regarding consideration of any Trustee candidates recommended by shareholders. The Governance and Nominating Committee will consider nominations for Board members from shareholders who have individually held 5% of the shares of a Fund of a Trust for at least one year. Shareholders wishing to submit candidate recommendations for future consideration should send a letter to: Governance and Nominating Committee, The Phoenix Funds, One American Row, Hartford, Connecticut 06102-5056, Attention: Secretary. Shareholders who wish to propose a candidate for nomination as a Trustee must include the following information with their submission: evidence of the proposing party's share ownership, the name of the proposed candidate, the proposed candidate's biographical information, including business experience for the past ten years, a description of the qualifications of the proposed nominee, a statement as to whether the candidate qualifies as a Disinterested Trustee and the candidate's written consent to serve as a Trustee, if elected.

         Each Governance and Nominating Committee has set out specific, minimum qualifications that must be met by a candidate for consideration for a position on the Board. The Committee has determined that Trustee nominees must qualify for service on the Board under all applicable laws and regulations and, for new members to the Board, must not be within five years of the retirement age for Trustees (January 1 of the year following his or her 72nd birthday). With respect to Disinterested Trustees, nominees shall be independent of the Trusts' investment advisers and other principal service providers and shall not be an "interested person" as that term is defined in the 1940 Act. Further, nominees who would be Disinterested Trustees must qualify for service on the Audit Committee. In evaluating and nominating candidates, including candidates recommended by shareholders, the Governance and Nominating Committee shall consider such factors as: (a) whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Trusts may invest, (b) whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties, (c) the integrity and character of the proposed nominee, (d) the proposed nominee's compatibility with the current Board and (e) such other factors as the Governance and Nominating Committee deem relevant. Third party search firms may be retained to find Trustee nominees.

         Each Board has established a formal process for shareholders to send communications to the Board. Interested parties who would like to communicate with the Board as a whole should send a letter to the following address: Board of Trustees, The Phoenix Funds, One American Row, Hartford, Connecticut 06102-5056, Attention: Secretary. Shareholders who wish to send a communication to an individual member of the Board or to a Committee of the Board should address such communication accordingly to the same address. After reviewing the communication, the Secretary will forward the communication to the Board or to the individual Trustee or Committee to which the communication is addressed.

EXECUTIVE OFFICERS
         The table in Appendix D sets forth certain information about the Executive Officers of the Trusts.


                        INVESTMENT ADVISERS, UNDERWRITER
                                AND ADMINISTRATOR

         Each Trust's investment adviser is Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06103. Information regarding the Funds' subadvisers is set forth in Appendix E hereto.

         Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, serves as the Trusts' underwriter and financial agent/administrator.

REQUIRED VOTE
         The eleven nominees receiving the highest number of votes will be elected.

BOARD APPROVAL OF ELECTION OF NOMINEES
         Each Board recommends a vote "FOR" the election of all the nominees.

               PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT PIC TO
                    HIRE AND REPLACE SUBADVISERS OR TO MODIFY
               SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL
                      (THE "MANAGER-OF-MANAGERS PROPOSAL")

         This proposal applies to each of the Manager-of-Managers Funds, as named below:

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
         Phoenix Low-Duration Core Plus Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund
         Phoenix Income & Growth Fund
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
Phoenix PHOLIOs (SM)
         Phoenix Conservative Income PHOLIO
         Phoenix Diversifier PHOLIO
         Phoenix International PHOLIO
         Phoenix Wealth Accumulator PHOLIO
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
         Phoenix Wealth Preserver PHOLIO
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund

         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Strategic Growth Fund


BACKGROUND
         One of the duties of an investment adviser is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser's hiring, termination or replacement, if the investment adviser deems it appropriate to achieve the overall objectives of a fund. PIC has significant experience hiring and supervising subadvisers. The Manager-of-Managers Funds propose that PIC, with the approval of the Board of Trustees, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of the Manager-of-Managers Funds without obtaining the prior approval of a majority of the outstanding voting securities of the Manager-of-Managers Funds, as is otherwise required by Section 15 of the 1940 Act.

         Phoenix Variable Advisors, Inc. ("PVA"), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the Securities and Exchange Commission ("SEC") that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such funds' trustees, to retain other subadvisers, subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

         Before this relief can be utilized by a Manager-of-Managers Fund, each Manager-of-Managers Fund's shareholders must approve the applicability of the relief to the Manager-of-Managers Fund. If a Manager-of-Managers Fund's shareholders approve the proposal to allow PIC to utilize this relief for the Manager-of-Managers Fund, the Manager-of-Managers Fund and PIC will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

         Even if each Manager-of-Managers Fund's shareholders approve this arrangement, any new subadviser(s) engaged or terminated or any change in a subadvisory agreement will still require the approval of the Trust's Board of Trustees. In order to approve new subadviser(s), the Trustees will analyze the factors they deem relevant, such as the nature, quality and scope of services provided by subadviser(s) to investment companies comparable to the Manager-of-Managers Fund. The Trustees will review the ability of the subadviser(s) to provide services to the Manager-of-Managers Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadviser(s) with respect to compliance and regulatory matters over the past fiscal year. The Trustees typically review the subadvisers' investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the subadviser(s) performance as an investment manager. The Manager-of-Managers Funds believe that this review provides adequate shareholder protection in the selection of subadviser(s). PIC would notify the Manager-of-Managers Fund's shareholders in the event of any change in the identity of the subadviser of the Manager-of-Managers Fund within 90 days of a change. The written notice would contain substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC to replace an unaffiliated subadviser without shareholder approval. Finally, the advisory fee would not change if a subadviser was hired, terminated or replaced. Rather, the subadviser would be paid a portion of the then current advisory fee paid to PIC.

         Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of the Manager-of-Managers Funds would continue to have the right to terminate such subadvisory agreements for the Manager-of-Managers Funds at any time by a vote of a majority of the outstanding voting securities of each Manager-of-Managers Fund.

BENEFIT OF APPROVAL OF THE MANAGER-OF-MANAGERS PROPOSAL
         Approval of the Manager-of-Managers Proposal will allow PIC, with Board approval, to access broader money management expertise and hire or replace subadvisers without the costly expense of and unnecessary delays associated with proxy solicitations. This is especially true in today's rapidly changing securities markets in which the management of Fund assets must be addressed swiftly as changes are needed.

REQUIRED VOTE
         Under the 1940 Act, a majority of a fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of a fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of a fund's outstanding voting securities (a "Majority Vote"). Approval of this proposal requires a Majority Vote of the shareholders of the Manager-of-Managers Fund. If a Manager-of-Managers Fund's shareholders do not approve the Manager-of-Managers Proposal, the terms and conditions of the exemptive relief described above will not be applicable to that Manager-of-Managers Fund.

BOARD APPROVAL OF PROPOSED MANAGER-OF-MANAGERS PROPOSAL
         At a meeting held on February 16, 2006, each Board of the Manager-of-Managers Funds, including the Disinterested Trustees, reviewed the Manager-of-Managers Proposal. Each Board, including the Disinterested Trustees, concluded that PIC's ability to hire, terminate or replace subadvisers without shareholder approval, in rapidly changing securities markets, would enhance PIC's ability to manage the Manager-of-Managers Fund. As a result, each Board, including the Disinterested Trustees, concluded that it would be in the best interests of the applicable Manager-of-Managers Fund and its shareholders to permit PIC, with Board approval, to hire, terminate or replace subadvisers, without shareholder approval. Each Board of Trustees recommends a vote "FOR" Proposal 2.


                 PROPOSALS 3, 4 AND 5: APPROVAL OF PROPOSALS TO
                 AMEND AND REMOVE CERTAIN FUNDAMENTAL INVESTMENT
               RESTRICTIONS FROM THE FUNDAMENTAL RESTRICTION FUNDS

         The following Funds are referred to herein as the "Fundamental
                              Restriction Funds":


Fundamental Restriction with Respect to Loans (Proposal 3):

PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund
         Phoenix Pathfinder Fund
         Phoenix Relative Value Fund
         Phoenix Total Value Fund
         Phoenix Worldwide Strategies Fund

PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
         Phoenix Low Duration Core Plus Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund
         Phoenix Income & Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix High Yield Securities Fund
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
         Phoenix Growth Opportunities Fund
PHOENIX PHOLIOs
         Phoenix Conservative Income PHOLIO
         Phoenix Diversifier PHOLIO
         Phoenix International PHOLIO
         Phoenix Wealth Accumulator PHOLIO
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
         Phoenix Wealth Preserver PHOLIO
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Dynamic Growth Fund
         Phoenix Fundamental Growth Fund
         Phoenix Strategic Growth Fund


OTHER FUNDAMENTAL RESTRICTION FUNDS (PROPOSALS 4 AND 5)
-------------------------------------------------------

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund

PHOENIX ADVISER TRUST
         Phoenix Focused Value Fund
         Phoenix Foreign Opportunities Fund

Changes in the Fundamental Investment Restrictions of the Phoenix Asset Trust (Proposal 4):

         Proposal 4A: Investment of Assets in a Single Open-End Investment
                      Company
         Proposal 4B: Change of Status as a Diversified Series
         Proposal 4C: Investment of More Than 25% of Assets in Companies Engaged
                      in One Industry
         Proposal 4D: Limits on Borrowing
         Proposal 4E: Issuance of Senior Securities
         Proposal 4F: Underwriting Activities
         Proposal 4G: Purchase and Sale of Real Estate
         Proposal 4H: Purchase and Sale of Commodities and Commodities Contracts Proposal 4I: Lending Assets

Changes in the Fundamental Investment Restrictions of the Phoenix Adviser Trust (Proposal 5):

         Proposal 5A: Investment of More Than 25% of Assets in Companies Engaged
                      in One Industry
         Proposal 5B: Limits on Borrowing
         Proposal 5C: Issuance of Senior Securities
         Proposal 5D: Underwriting Activities
         Proposal 5E: Purchase and Sale of Real Estate
         Proposal 5F: Lending Assets


BACKGROUND
         Each of the Fundamental Restriction Funds operates in accordance with its investment objective, principal investment strategies and investment policies, which are described in either its prospectus or statement of additional information. A fund's investment policies are classified as either "fundamental" or "non-fundamental." Under the 1940 Act, investment policies relating to certain subjects must be classified as fundamental. Investment policies that are deemed fundamental can be changed only by a shareholder vote. In contrast, investment policies that are not fundamental may be changed by the Board of Trustees without shareholder approval.

         These Proposals are intended to modernize the fundamental investment policies of the Fundamental Restriction Funds as set forth below by amending or eliminating certain fundamental investment policies. Each Proposal relates to a particular fundamental restriction. Shareholders are being asked to vote separately on each Proposal. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by the Fundamental Restriction Fund. Each approved Proposal will take effect when the Fundamental Restriction Fund's prospectus or statement of additional information is updated to reflect the changes. If shareholders fail to approve any Proposal, the current investment policy or policies contained in that Proposal will remain in effect.

BENEFIT OF CHANGES IN FUNDAMENTAL INVESTMENT POLICIES
         Changes to the Fundamental Restriction Funds' fundamental investment policies as proposed in Proposals 3, 4 and 5 will benefit the Fundamental Restriction Funds and their shareholders for the following reasons:

         First, each of these changes is designed to provide the applicable Fundamental Restriction Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment.

         Second, the proposed changes would not affect the Fundamental Restriction Funds' investment objectives and investment strategies. Moreover, should shareholders approve the proposed changes, the Fundamental Restriction Funds do not intend to change their objective or investment strategies. Furthermore, these changes, individually and in the aggregate, generally should not result in a substantial change in the manner in which the Fundamental Restriction Funds are currently being managed.

         Third, by reducing to a minimum those policies that can be changed only by shareholder vote, the Fundamental Restriction Funds in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

         Finally, as described more fully below, many of the fundamental restrictions of the Funds of the Phoenix Asset Trust and the Phoenix Adviser Trust do not conform to the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. The proposed changes would allow for consistency across all of the Funds in the Phoenix Fund Complex and consequently improve administrative efficiency and enhance the ability to maintain a robust compliance infrastructure.


                PROPOSAL 3: AMENDMENT OF FUNDAMENTAL RESTRICTION
                             WITH RESPECT TO LENDING

Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. The current fundamental investment restriction is more restrictive than mandated by the 1940 Act and could be read to prohibit investments in loan participations and assignments which are unfunded. The proposed restriction is consistent with the 1940 Act requirements and industry standards. The Board has evaluated this Proposal and believes the modification will enhance the investment advisers' ability to execute the investment strategies of the Funds. Investing in loan participations and assignments involves the risk that the borrower may default on the loan and the Funds may not be able to recover the amount invested in such loan participations and assignments.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

The funds may not make loans, except that the funds may     The funds may not lend securities or make any other
(i) lend portfolio securities, (ii) enter into              loans if, as a result, more than 33 1/3% of its
repurchase agreements, (iii) purchase all or a portion      total assets would be lent to other parties except
of an issue of debt securities, bank loan participation     that the funds may purchase debt securities, may
interests, bank certificates of deposit, bankers'           enter into repurchase agreements, may lend portfolio
acceptances, debentures or other securities, whether or     securities and may acquire loans, loan participations
not the purchase is made upon the original issuance of      and assignments (both funded and unfunded) and other
the securities and (iv) participate in an interfund         forms of debt instruments.
lending program with other registered investment
companies.

           PROPOSAL 4: REMOVAL AND AMENDMENT OF FUNDAMENTAL INVESTMENT
       RESTRICTIONS OF THE PHOENIX ASSET TRUST TO CONFORM TO THE STANDARD
            FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PHOENIX FUNDS

The Phoenix Asset Trust (formerly the Phoenix-Kayne Funds) became part of the Phoenix Fund Complex in 2002. Therefore, many of the fundamental investment restrictions of the Phoenix Asset Trust do not conform to the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. The proposed fundamental investment restrictions set forth below are intended to conform the fundamental investment restrictions of the Phoenix Asset Trust to the language of the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. The Board believes that execution of the investment strategy and implementation of appropriate compliance protocols will be enhanced by utilizing consistent language across the Funds in the Phoenix Fund Complex.


    PROPOSAL 4A: REMOVAL OF FUNDAMENTAL POLICY REGARDING INVESTMENT OF ASSETS
                    IN A SINGLE, OPEN-END INVESTMENT COMPANY

Reasons for Elimination of Fundamental Policy

The removal of the Funds' current fundamental policy is intended to conform the fundamental investment restrictions of the Phoenix Asset Trust to the standard fundamental investment restrictions of the other Funds in the Phoenix Fund Complex. The removal of the Funds' current policy will not expose the Funds to additional risks, because under the current fundamental policy, a Fund was not prohibited from investing all of its in a single, open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund. If the Proposal is approved, the current fundamental restriction will be removed in its entirety and will not be implemented as a non-fundamental policy.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Notwithstanding any other fundamental investment            None. The current fundamental restriction is not
restriction or policy, each fund reserves the right to      required by the 1940 Act.
invest all of its assets in the securities of a
single, open-end investment company with substantially
the same fundamental investment objectives,
restrictions and policies as that fund.


        PROPOSAL 4B: AMENDMENT OF FUNDAMENTAL POLICY REGARDING CHANGE OF
                         STATUS AS A DIVERSIFIED SERIES

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other fund in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not change its status as a diversified        The fund may not with respect to 75% of its total
series, which requires that each fund, with respect to      assets, purchase securities of an issuer (other than
75% of its total assets, not invest in the securities of    the U.S. Government, its agencies, instrumentalities
any one issuer (other than the U.S. Government and its      or authorities or repurchase agreements
agencies and instrumentalities) if immediately after and    collateralized by U.S. Government securities and
as a result of such investment more than 5% of the total    other investment companies), if: (a) such purchase
assets of the fund would be invested in such issuer (the    would, at the time, cause more than 5% of the fund's
remaining 25% of the fund's total assets may be invested    total assets taken at market value to be invested in
without restriction except to the extent other              the securities of such issuer; or (b) such purchase
investment restrictions may be applicable).                 would, at the time, result in more than 10% of the
                                                            outstanding voting securities of such issuer being
                                                            held by the fund.

      PROPOSAL 4C: AMENDMENT OF FUNDAMENTAL POLICY REGARDING INVESTMENT OF
          MORE THAN 25% OF ASSETS IN COMPANIES ENGAGED IN ONE INDUSTRY

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not invest 25% or more of the value of the    The fund may not purchase securities if, after giving
fund's total assets in the securities of companies          effect to the purchase, more than 25% of its total
engaged in any one industry (except securities issued by    assets would be invested in the securities of one or
the U.S. Government, its agencies and instrumentalities     more issuers conducting their principal business
or tax-exempt securities issued by state governments or     activities in the same industry (excluding the U.S.
political subdivisions).                                    Government, its agencies or instrumentalities).


   PROPOSAL 4D: AMENDMENT OF FUNDAMENTAL POLICY REGARDING LIMITS ON BORROWING

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not borrow money, except each fund may        The fund may not borrow money, except (i) in amounts
enter into bank loans for temporary or emergency            not to exceed one third of the value of the fund's
purposes or engage in any otherwise permissible             total assets (including the amount borrowed) from
leveraging activities (including reverse repurchase         banks, and (ii) up to an additional 5% of its total
agreements and dollar roll transactions that are            assets from banks or other lenders for temporary
accounted for as financings) in an amount not in excess     purposes. For purposes of this restriction,
of one-third of the value of the fund's total assets (at    (a) investment techniques such as margin purchases,
the lesser of acquisition cost or current market            short sales, forward commitments, and roll
value). No investments will be made by any fund if its      transactions (b) investments in instruments such as
borrowings exceed 10% of total assets.                      futures contracts, swaps, and options and (c) short-term
                                                            credits extended in connection with trade clearance and
                                                            settlement, shall not constitute borrowing.


       PROPOSAL 4E: AMENDMENT OF FUNDAMENTAL POLICY REGARDING ISSUANCE OF
                               SENIOR SECURITIES

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not issue senior securities, as defined in    The fund may not issue "senior securities" in
the 1940 Act, except that this restriction shall not be     contravention of the 1940 Act. Activities permitted
deemed to prohibit the fund from making otherwise           by the SEC exemptive orders or staff interpretations
permissible borrowings, mortgages or pledges, or            shall not be deemed prohibited by this restriction.
entering into permissible reverse repurchase agreements
and dollar roll transactions, and options transactions,
or issuing shares of beneficial interest in multiple
classes.


             PROPOSAL 4F: AMENDMENT OF FUNDAMENTAL POLICY REGARDING
                            UNDERWRITING ACTIVITIES

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not underwrite securities of any other        The fund may not underwrite the securities issued by
company, except that the fund may invest in companies       other persons, except to the extent that, in
that engage in such businesses, and except to the extent    connection with the disposition of portfolio
that the fund may be considered an underwriter within       securities, the fund may be deemed to be an
the meaning of the 1933 Act in the disposition of           underwriter under applicable law.
restricted securities.


       PROPOSAL 4G: AMENDMENT OF FUNDAMENTAL POLICY REGARDING PURCHASE AND
                              SALE OF REAL ESTATE

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not purchase or sell real estate, except      The fund may not purchase or sell real estate, except
that the fund may invest in securities secured by real      that the fund may (i) acquire or lease office space
estate or real estate interests, or issued by companies,    for its own use, (ii) invest in securities of issuers
including real estate investment trusts, that invest in     that invest in real estate or interests therein,
real estate or real estate interests.                       (iii) invest in mortgage-related securities and other
                                                            securities that are secured by real estate interests
                                                            therein, and (iv) hold and sell real estate acquired by
                                                            the fund as a result of the ownership of securities.

       PROPOSAL 4H: AMENDMENT OF FUNDAMENTAL POLICY REGARDING PURCHASE AND
                 SALE OF COMMODITIES AND COMMODITIES CONTRACTS

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not purchase or sell commodities or           The fund may not purchase or sell commodities or
commodity contracts, except that the fund may invest in     commodity contracts, except that the fund may
companies that engage in such businesses to the extent      purchase and sell derivatives (including but not
otherwise permitted by the fund's investment policies       limited to, options, futures contracts and options on
and restrictions and by applicable law, and may engage      futures contracts) whose value is tied to the value
in otherwise permissible options and futures activities     of a financial index or a financial instrument or
as described in the prospectus and the statement of         other asset (including but not limited to, securities
additional information (such as foreign currency            indexes, interest rates, securities, currencies and
hedging).                                                   physical commodities).


               PROPOSAL 4I: AMENDMENT OF POLICY REGARDING LENDING

Discussion of Proposed Modification

Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. The current fundamental investment restriction is more restrictive than mandated by the 1940 Act and could be read to prohibit the investments in loan participations and assignments. The proposed restriction is consistent with the 1940 Act requirements and industry standards. The Board has evaluated this Proposal and believes the modification will enhance the investment advisers' ability to execute the investment strategies of the Funds. Investing in loan participations and assignments involve the risk that the borrower may default on the loan and the Funds may not be able to recover the amount invested in such loan participations and assignments.

Current Fundamental Restriction                              Proposed Fundamental Restriction
-------------------------------                              --------------------------------

Each fund may not make loans of more than one-third of      The fund may not lend securities or make any other
the fund's net assets, including loans of securities,       loans if, as a result, more than 33 1/3% of its total
except that the fund may, subject to the other              assets would be lent to other parties except that the
restrictions or policies stated herein, purchase debt       fund may purchase debt securities, may enter into
securities or enter into repurchase agreements with banks   repurchase agreements, may lend portfolio securities
or other institutions to the extent a repurchase            and may acquire loans, loan participations and
agreement is deemed to be a loan.                           assignments (both funded and unfunded) and other
                                                            forms of debt instruments.


   PROPOSAL 5: CHANGES IN THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
      OF THE PHOENIX ADVISER TRUST TO CONFORM TO THE STANDARD FUNDAMENTAL
                  INVESTMENT RESTRICTIONS OF THE PHOENIX FUNDS

The Funds of the Phoenix Adviser Trust became part of the Phoenix Fund Complex in June 2005. Therefore, many of the fundamental investment restrictions of the Funds of the Phoenix Adviser Trust do not conform to the standard fundamental investment restrictions of other Funds in the Phoenix Fund

Complex. The proposed fundamental investment restrictions set forth below are intended to conform the fundamental investment restrictions of the Funds of the Phoenix Adviser Trust to the language of the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. The Board believes that execution of the investment strategy and implementation of appropriate compliance protocols will be enhanced by utilizing consistent language across the Funds in the Phoenix Fund Complex.


     PROPOSAL 5A: AMENDMENT OF POLICY REGARDING INVESTMENT OF MORE THAN 25%
                 OF ASSETS IN COMPANIES ENGAGED IN ONE INDUSTRY

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not purchase a security if, after giving      The fund may not purchase securities if, after giving
effect to the purchase, 25% or more of its total assets     effect to the purchase, more than 25% of its total
would be invested in the securities of one or more          assets would be invested in the securities of one or
issuers conducting their principal business activities      more issuers conducting their principal business
in the same industry (other than U.S. Government            activities in the same industry (excluding the U.S.
securities).                                                Government, its agencies or instrumentalities).


         PROPOSAL 5B: AMENDMENT OF POLICY REGARDING LIMITS ON BORROWING

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not, borrow money, except as permitted        The fund may not borrow money, except (i) in amounts
under the 1940 Act, as amended, or any regulation           not to exceed one third of the value of the fund's
thereunder, as the same may be interpreted by the SEC       total assets (including the amount borrowed) from
staff, from time to time, or as permitted by an             banks, and (ii) up to an additional 5% of its total
exemptive order obtained from the SEC.                      assets from banks or other lenders for temporary
                                                            purposes. For purposes of this restriction, (a)
                                                            investment techniques such as margin purchases, short
                                                            sales, forward commitments, and roll transactions (b)
                                                            investments in instruments such as futures contracts,
                                                            swaps, and options and (c) short-term credits extended in
                                                            connection with trade clearance and settlement, shall not
                                                            constitute borrowing.

         PROPOSAL 5C: AMENDMENT OF FUNDAMENTAL POLICY REGARDING ISSUANCE
                              OF SENIOR SECURITIES

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not issue "senior securities" except as       The fund may not issue "senior securities" in
permitted under the 1940 Act, as amended, or any            contravention of the 1940 Act. Activities permitted
regulation thereunder, as the same may be interpreted by    by the SEC exemptive orders or staff interpretations
the SEC staff from time to time, or as permitted by an      shall not be deemed prohibited by this restriction.
exemptive order obtained from the SEC.


             PROPOSAL 5D: AMENDMENT OF FUNDAMENTAL POLICY REGARDING
                            UNDERWRITING ACTIVITIES

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not engage in the business of underwriting    The fund may not underwrite the securities issued by
securities issued by others, except to the extent that a    other persons, except to the extent that, in
fund may be considered to be an underwriter within the      connection with the disposition of portfolio
meaning of the Securities Act of 1933 in the disposition    securities, the fund may be deemed to be an
of restricted securities or in connection with its          underwriter under applicable law.
investments in other investment companies.


       PROPOSAL 5E: AMENDMENT OF FUNDAMENTAL POLICY REGARDING PURCHASE AND
                              SALE OF REAL ESTATE

Discussion of Proposed Modification

The proposed modification of the Funds' current fundamental policy is intended to conform the fundamental investment restriction of the Funds to the language of the standard fundamental investment restrictions of other funds in the Phoenix Fund Complex. There is no material difference between the current fundamental restriction and the proposed fundamental restriction set forth below.

Current Fundamental Restriction                             Proposed Fundamental Restriction
-------------------------------                             --------------------------------

Each fund may not purchase or sell real estate except       The fund may not purchase or sell real estate, except
that the funds may (i) invest in securities of issuers      that the fund may (i) acquire or lease office space
that invest in real estate or interests therein,            for its own use, (ii) invest in securities of issuers
(ii) invest in mortgage-related securities and other        that invest in real estate or interests therein,
securities that are secured by real estate interests        (iii) invest in mortgage-related securities and other
therein, (iii) hold and sell real estate acquired by the    securities that are secured by real estate interests
fund as a result of the ownership of securities.            therein, and (iv) hold and sell real estate acquired
                                                            by the fund as a result of the ownership of securities.

         PROPOSAL 5F: AMENDMENT OF FUNDAMENTAL POLICY REGARDING LENDING

Discussion of Proposed Modification

Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. The current fundamental investment restriction is more restrictive than mandated by the 1940 Act and could be read to prohibit investments in loan participations and assignments which are unfunded. The proposed restriction is consistent with the 1940 Act requirements and industry standards. The Board has evaluated this Proposal and believes the modification will enhance the investment advisers' ability to execute the investment strategies of the Funds. Investing in loan participations and assignments involve the risk that the borrower may default on the loan and the Funds may not be able to recover the amount invested in such loan participations and assignments.

Current Fundamental Restriction                                  Proposed Fundamental Restriction
-------------------------------                                  --------------------------------

Each fund may not make loans, except that the funds may     The fund may not lend securities or make any other
(i) lend portfolio securities, (ii) enter into repurchase   loans if, as a result, more than 33 1/3% of its total
agreements, (iii) purchase all or a portion of an issue     assets would be lent to other parties except that the
of debt securities, bank loan participation interests,      fund may purchase debt securities, may enter into
bank certificates of deposit, bankers' acceptances,         repurchase agreements, may lend portfolio securities
debentures or other securities, whether or not the          and may acquire loans, loan participations and
purchase is made upon the original issuance of the          assignments (both funded and unfunded) and other
securities and (iv) participate in an interfund lending     forms of debt instruments.
program with other registered investment companies.


REQUIRED VOTE FOR PROPOSALS 3, 4 AND 5

         The amendment or elimination of certain fundamental investment restrictions for each of the Fundamental Restriction Funds requires a Majority Vote of the shareholders of each of the Fundamental Restriction Funds.

BOARD APPROVAL OF PROPOSED CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDAMENTAL RESTRICTION FUNDS
         At a meeting held on March 23, 2006, each Board of the Fundamental Restriction Funds, including the Disinterested Trustees, reviewed the Proposals and determined that the Proposals would benefit the applicable Fundamental Restriction Fund and its shareholders because of the added investment flexibility, lower costs and avoidance of delays associated with proxy solicitations and improved administrative efficiency and compliance infrastructure that would result from approval of the Proposals. In addition, each Board, including the Disinterested Trustees, concluded that the ability of PIC or a subadviser to manage the Fundamental Investment Funds' portfolios in a changing regulatory or investment environment would be enhanced and that investment management opportunities would be increased by the proposed changes. Accordingly, each Board, including the Disinterested Trustees, concluded that it would be in the best interests of the applicable Fundamental Restriction Fund and its shareholders, to approve the Proposals. Each Board of Trustees recommends a vote "FOR" Proposals 3, 4 and 5.

          PROPOSAL 6: RECLASSIFICATION OF THE INVESTMENT OBJECTIVE FROM
                         FUNDAMENTAL TO NON-FUNDAMENTAL

This proposal applies to each of the Investment Objective Funds, as named below.

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Income & Growth Fund (Primary Objective)
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
PHOENIX PHOLIOs
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Strategic Growth Fund


RECLASSIFICATION OF INVESTMENT OBJECTIVE
         Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund's investment objective be fundamental, i.e., that shareholder approval be required to change it, but many funds, including all of the Investment Objective Funds, have stated that their investment objectives are fundamental. The Board of

Trustees has approved a proposal to make each Investment Objective Fund's investment objective non-fundamental. If approved by shareholders, this change would mean that the Board would be able to change an Investment Objective Fund's investment objective in the future without further action by shareholders. This change would enhance an Investment Objective Fund's flexibility by allowing a Board to more easily alter the Investment Objective Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Of course, Investment Objective Funds' shareholders would receive notice--prior to its implementation--of any change to an Investment Objective Fund's investment objective that has been approved by the Board. This change would also eliminate the costly expense of and unnecessary delays associated with proxy solicitations.

REQUIRED VOTE
         The approval of this proposal requires a Majority Vote of the shareholders of each of the Investment Objective Funds.

BOARD APPROVAL OF PROPOSAL TO RECLASSIFY INVESTMENT OBJECTIVE OF THE INVESTMENT OBJECTIVE FUNDS
         At a meeting held on March 23, 2006, each Board of the Investment Objective Funds, including the Disinterested Trustees, reviewed the Proposal and determined that the Proposal would benefit the applicable Investment Objective Fund and its shareholders because of the increased flexibility and reduction in costs and delays associated with proxy solicitations that would result from the approval of the Proposal. Accordingly, each Board of the Investment Objective Funds, including the Disinterested Trustees, concluded that it would be in the best interests of the applicable Investment Objective Fund and its shareholders, to approve the Proposal. Each Board of Trustees recommends a vote "FOR" Proposal 6.


          PROPOSAL 7: APPROVAL OF A PROPOSAL TO RATIFY THE SELECTION OF
                 PRICEWATERHOUSECOOPERS LLC AS THE INDEPENDENT
                REGISTERED PUBLIC ACCOUNTING FIRM FOR THE TRUSTS

SELECTION OF PRICEWATERHOUSECOOPERS LLC
         Each Board of Trustees, including a majority of the Disinterested Trustees, has selected PricewaterhouseCoopers LLC ("PricewaterhouseCoopers") to act as the independent registered public accounting firm for each Trust's fiscal year. The Trusts' 2006 fiscal year ends are:

         Phoenix Adviser Trust - February 28
         Phoenix Asset Trust - December 31
         Phoenix CA Tax-Exempt Bond Fund - April 30
         Phoenix Equity Series Fund - August 31
         Phoenix Equity Trust - June 30
         Phoenix Institutional Mutual Funds - December 31
         Phoenix Investment Series Fund - April 30
         Phoenix Investment Trust 97 - August 31
         Phoenix Investment Trust 06 - December 31
         Phoenix Multi-Portfolio Fund - November 30
         Phoenix Multi-Series Trust - October 31
         Phoenix Opportunities Trust - September 30
         Phoenix PHOLIOs - July 31
         Phoenix Portfolios - October 31
         Phoenix Series Fund - October 31
         Phoenix Strategic Equity Series Fund - April 30

         PricewaterhouseCoopers has acted as the independent registered accounting firm for each Trust for many years. Each Board's selection was approved by its Audit Committee at meetings held on

November 15, 2005 and May 18, 2006. The Audit Committee meets at least twice a year with representatives of PricewaterhouseCoopers to discuss the scope of their engagement and review the financial statements of the Funds and the results of their examinations thereof.

         The following table sets forth the aggregate fees billed by PricewaterhouseCoopers for each Trust's 2005 fiscal year for professional services rendered for: (i) the audit of the Trust's annual financial statements and the review of financial statements included in the Trust's reports to shareholders; (ii) assurance and related services that are reasonably related to the audit of the Trust's financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i), (ii) and (iii).

                                                              AUDIT-RELATED
                                          AUDIT FEES              FEES              TAX FEES          ALL OTHER FEES
                                          ----------              ----              --------          --------------
                                        2004        2005       2004     2005      2004      2005      2004     2005
                                        ----        ----       ----     ----      ----      ----      ----     ----

Phoenix Adviser Trust.........         $13,000     $36,923        $0       $0     $2,000    $9,173     $0       $0
Phoenix Asset Trust...........        $100,635     $97,635    $5,000   $5,000    $20,000   $20,000     $0       $0
Phoenix CA Tax-Exempt Bond
   Fund.......................         $28,627     $28,627    $1,000   $1,000     $4,950    $4,950     $0       $0
Phoenix Equity Series Fund....         $27,047     $27,047    $1,000   $1,000     $4,750    $7,250     $0       $0
Phoenix Equity Trust..........         $28,047     $39,554    $2,000   $1,000     $5,400   $11,050     $0       $0
Phoenix Institutional Mutual
   Funds......................         $27,627     $40,804    $1,000   $2,000     $5,400   $11,150     $0       $0
Phoenix Investment Series
   Fund.......................         $29,627     $43,154    $1,000   $2,000     $5,700    $9,500     $0       $0
Phoenix Investment Trust 97...         $54,094     $51,054    $2,000   $2,000     $9,500    $9,500     $0       $0
Phoenix Investment Trust 06...         $84,488     $78,408    $4,000   $4,000    $21,500   $19,000     $0       $0
Phoenix Multi-Portfolio Fund..        $110,188    $110,188    $4,000   $4,000    $14,500   $22,750     $0       $0
Phoenix Multi-Series Trust....         $67,694     $84,121    $2,000   $3,000    $12,200   $16,500     $0       $0
Phoenix Opportunities Trust...         $82,641     $82,641    $3,000   $3,000    $14,500   $15,050     $0       $0
Phoenix PHOLIOs...............         $34,094     $31,054    $2,000   $2,000     $9,400    $9,400     $0       $0
Phoenix Portfolios............         $34,047     $34,047    $1,000   $1,000     $6,350    $6,350     $0       $0
Phoenix Series Fund...........        $170,582    $170,582    $6,000   $6,000    $28,650   $28,400     $0       $0
Phoenix Strategic Equity
   Series Fund................         $53,654     $53,654    $2,000   $2,000     $9,500    $9,500     $0       $0

         The Trusts' Audit Committee has adopted procedures to pre-approve audit and non-audit services for the Trusts and PIC and any entity controlling, controlled by or under common control with PIC to the extent that the engagement relates directly to the operations and financial reporting of registered investment companies (the "Advisers and Advisers' Affiliates"). These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PricewaterhouseCoopers during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit services to be approved by the Audit Committee prior to engagement of PricewaterhouseCoopers. In recommending PricewaterhouseCoopers as the Funds' independent registered public accounting firm, the Audit Committee has considered the compensation provided to PricewaterhouseCoopers for audit and non-audit services to the Advisers and Advisers' Affiliates and has determined that such compensation is not incompatible with maintaining PricewaterhouseCoopers' independence. The aggregate amount of non-audit fees paid by the Trusts, the Advisers and an Advisers' Affiliate for services provided to the Trusts, the Advisers and an Advisers' Affiliate, which includes amounts described above, were $1,877,791 and $892,561 for the years ending December 31, 2004 and 2005. All such non-audit services were pre-approved in accordance with the Trusts' policy.

         PricewaterhouseCoopers has advised the Trusts that it has no direct or indirect financial interest in any of the Trusts. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from ratifying that selection. Representatives of PricewaterhouseCoopers are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

REQUIRED VOTE
         The approval of this proposal requires the affirmative vote of a majority of a Trust's shares present and entitled to vote once a quorum has been reached.

BOARD APPROVAL OF SELECTION OF PRICEWATERHOUSECOOPERS LLC
         Each Board recommends a vote "FOR" the selection of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Trusts.


                           SHARE OWNERSHIP INFORMATION

         The table in Appendix F sets forth information about those shareholders who beneficially owned 5% or more of the outstanding shares of the Trusts as of the Record Date.


                             PORTFOLIO TRANSACTIONS

         The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The Funds do not make portfolio transactions through affiliated brokers.


                                 OTHER BUSINESS

         The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereupon in their discretion.

         Under the provisions of the Trusts' charter documents and applicable law, no annual meeting of shareholders is required, and the Trusts do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trusts within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of each Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trusts will assist in communicating to other shareholders about such meeting.

         PLEASE VOTE BY LOGGING ON TO THE INTERNET AT
HTTPS://VOTE.PROXY-DIRECT.COM OR BY TELEPHONE BY CALLING TOLL-FREE 1-866-241-6192 OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY OCTOBER 31, 2006 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                    By order of the Board of Trustees


                                    /s/ Kevin J. Carr
                                    Kevin J. Carr, Esq.
                                    Secretary

                                   APPENDIX A

            SHARES OF THE TRUSTS/FUNDS OUTSTANDING ON THE RECORD DATE

TRUST, Fund                                 Class A              Class B             Class C                Class X
-----------                                 -------              -------             -------                -------

PHOENIX ADVISER TRUST
Phoenix Focused Value Fund                2,673,024.3160               --             178,724.5150               --
Phoenix Foreign Opportunities
 Fund                                     7,350,062.9920               --             532,469.3790       2,305,537.0940

PHOENIX ASSET TRUST
Phoenix Rising Dividends Fund               629,037.4430         141,366.6370         128,706.9230       4,974,641.1110
Phoenix Small-Mid Cap Fund                1,615,142.6250         155,913.6990         577,447.8960       3,102,323.4020

PHOENIX CA TAX-EXEMPT BOND FUND           3,601,749.3340           5,768.7690               --                   --

PHOENIX EQUITY SERIES FUND
Phoenix Growth & Income
 Fund                                    10,651,526.1860       2,771,958.8550       3,812,272.3610               --

PHOENIX EQUITY TRUST
Phoenix Mid-Cap Value Fund                9,219,464.0880               --           4,694,034.7720               --
Phoenix Pathfinder Fund                     361,289.0470               --              16,957.9130               --
Phoenix Relative Value Fund                 209,844.7100               --              26,333.6750               --
Phoenix Total Value Fund                  2,558,525.3580               --              35,442.8030               --
Phoenix Worldwide Strategies
 Fund                                    10,330,486.1750         567,166.5070         182,384.8990               --

PHOENIX INSTITUTIONAL MUTUAL FUNDS
Phoenix Institutional Bond
 Fund                                             --                   --                   --           2,790,630.3270
Phoenix Low Duration Core
 Plus Bond Fund                                   --                   --                   --           1,059,449.5880

PHOENIX INVESTMENT SERIES FUND
Phoenix Global Utilities Fund             1,429,726.0280               --              97,423.0520               --
Phoenix Income & Growth
 Fund                                    33,127,568.3790         980,096.3540         203,875.0760               --

TRUST, Fund                                 Class A              Class B             Class C                Class X
-----------                                 -------              -------             -------                -------

PHOENIX INVESTMENT TRUST 97
Phoenix Small-Cap Sustainable
 Growth Fund                                 10,226.9130               --              10,000.0000          70,502.1850
Phoenix Quality Small-Cap
 Fund                                        10,000.0000               --              13,780.0410          70,642.4030
Phoenix Small-Cap Value Fund              7,445,603.7600       1,823,787.6540       3,650,115.8900                --
Phoenix Value Equity Fund                 1,872,077.8240         598,374.7340         613,533.1000                --

PHOENIX INVESTMENT TRUST 06
Phoenix All Cap Growth Fund               7,016,019.8400         569,537.9970         631,981.7700                --
Phoenix Nifty Fifty Fund                  1,948,115.8770         348,441.3380         337,776.3650                --
Phoenix Small-Cap Growth
 Fund                                     4,262,148.9440       1,016,944.8890         675,658.3160                --

PHOENIX MULTI-PORTFOLIO FUND
Phoenix Emerging Markets
 Bond Fund                                2,940,210.1850       1,259,370.2640         168,256.1430                --
Phoenix International Strategies
 Fund                                     6,226,038.9990         547,104.9190         180,403.6610                --
Phoenix Real Estate Securities
 Fund                                    30,515,739.9790       1,965,244.1890       2,733,820.2700                --

PHOENIX MULTI-SERIES TRUST
Phoenix High Yield Securities
 Fund                                     2,400,331.5090               --             114,156.4200                --
Phoenix Multi-Sector Fixed
 Income Fund                             10,580,620.9540       1,301,594.0520       1,547,389.2280                --
Phoenix Multi-Sector Short
 Term Bond Fund                         212,225,544.0770       6,019,398.6900      45,937,512.1080                --

PHOENIX OPPORTUNITIES TRUST
Phoenix Bond Fund                         2,781,415.8520         577,504.5770         153,799.5700       6,161,358.0410
Phoenix Earnings Driven
 Growth Fund                                882,153.5680         679,144.3070         491,589.5690         254,179.9780
Phoenix Growth Opportunities
 Fund                                       723,976.2640               --               9,035.4200               --

PHOENIX PHOLIOs
Phoenix Conservative Income
 PHOLIO                                      63,911.0460               --              37,696.4050               --
Phoenix Diversifier PHOLIO                  182,480.9240               --              87,567.3300               --
Phoenix International PHOLIO                 35,837.7410               --              15,105.6200               --
Phoenix Wealth Accumulator
 PHOLIO                                     298,649.1430               --             217,723.0880               --

TRUST, Fund                                 Class A              Class B             Class C                Class X
-----------                                 -------              -------             -------                -------

Phoenix Wealth Builder
 PHOLIO                                   4,377,057.6560               --           6,291,191.7420               --
Phoenix Wealth Guardian
 PHOLIO                                   2,211,715.2760               --           2,972,051.5220               --
Phoenix Wealth Preserver
 PHOLIO                                     113,399.6630               --              25,301.3140               --

PHOENIX PORTFOLIOS
Phoenix Market Neutral Fund               9,447,553.4750         442,411.9790       2,181,297.2340               --

PHOENIX SERIES FUND
Phoenix Balanced Fund                    63,851,841.0630       1,395,135.1950       5,088,707.6090               --
Phoenix Capital Growth Fund              32,541,541.8695         665,739.4730               --                   --
Phoenix Core Bond Fund                    8,346,170.8190         232,400.0680         160,848.3200               --
Phoenix High Yield Fund                  27,437,469.8030         980,817.6370         260,426.0200               --
Phoenix Mid-Cap Growth Fund               8,152,924.2330         728,271.8390          36,637.6040               --
Phoenix Money Market Fund                99,903,275.5180               --                   --                   --

PHOENIX STRATEGIC EQUITY SERIES FUND
Phoenix Dynamic Growth Fund               1,018,839.3240               --              15,914.4770               --
Phoenix Fundamental Growth
 Fund                                     2,458,143.6240               --              18,964.2180               --
Phoenix  Strategic Growth
 Fund                                    10,239,187.7850         803,641.1590         145,794.2790               --

         In addition, Phoenix Institutional Bond Fund series and Phoenix Low Duration Core Plus Bond Fund series of Phoenix Institutional Mutual Funds had 643,311.8850 and 527,969.6650 shares of Class Y outstanding, respectively; and Phoenix Multi-Sector Short Term Bond Fund series of Phoenix Multi-Series Trust had 34,755,726.2120 shares of Class T outstanding on the Record Date.

                                   APPENDIX B

           NOMINEE OWNERSHIP OF EQUITY SECURITIES OF THE TRUSTS/FUNDS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN TRUSTS/FUNDS OVERSEEN
                                         DOLLAR RANGE OF EQUITY SECURITIES IN      BY TRUSTEE/NOMINEE IN FAMILY OF
        NAME OF TRUSTEE/NOMINEE                     THE TRUST/FUND                      INVESTMENT COMPANIES
        -----------------------                     --------------                      --------------------

E. Virgil Conway                         PHOENIX SERIES FUND                               Over $100,000
                                         Phoenix Capital Growth Fund
                                         $1-$10,000

                                         PHOENIX MULTI-SERIES FUND
                                         Phoenix Multi-Sector Fixed Income
                                         Fund
                                         $50,001-$100,000

Harry Dalzell-Payne                      None                                              None

Daniel T. Geraci                         PHOENIX INVESTMENT TRUST 06                       $10,001-$50,000
                                         Phoenix Nifty Fifty Fund
                                         $1-$10,000

                                         PHOENIX OPPORTUNITIES TRUST
                                         Phoenix Strategic Growth Fund
                                         $1-$10,000

                                         PHOENIX SERIES FUND
                                         Phoenix Capital Growth Fund
                                         $1-$10,000

Francis E. Jeffries                      None                                              None

Leroy Keith, Jr.                         PHOENIX MULTI-SERIES FUND                         $10,001-$50,000
                                         Phoenix Multi-Sector Short-Term
                                         Bond Fund
                                         $10,001-$50,000

Marilyn E. LaMarche                      None                                              None

Philip R. McLoughlin                     PHOENIX EQUITY SERIES FUND                        Over $100,000
                                         Phoenix Growth & Income Fund
                                         Over $100,000

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN TRUSTS/FUNDS OVERSEEN
                                         DOLLAR RANGE OF EQUITY SECURITIES IN      BY TRUSTEE/NOMINEE IN FAMILY OF
        NAME OF TRUSTEE/NOMINEE                     THE TRUST/FUND                      INVESTMENT COMPANIES
        -----------------------                     --------------                      --------------------

                                         PHOENIX INVESTMENT TRUST 97
                                         Phoenix Small Cap Value Fund
                                         $50,001-$100,000
                                         Phoenix Value Equity Fund
                                         $10,001-$50,000

                                         PHOENIX INVESTMENT TRUST 06
                                         Phoenix All-Cap Growth Fund
                                         $10,001-$50,000
                                         Phoenix Small-Cap Growth Fund
                                         $10,001-$50,000

                                         PHOENIX MULTI-SERIES TRUST
                                         Phoenix Multi-Sector Short-Term
                                         Bond Fund
                                         Over $100,000

                                         PHOENIX SERIES FUND
                                         Phoenix Capital Growth Fund
                                         $10,001-$50,000
                                         Phoenix Money Market Fund
                                         Over $100,000

Geraldine M. McNamara                    PHOENIX EQUITY SERIES FUND                        Over $100,000
                                         Phoenix Growth & Income Fund
                                         Over $100,000

                                         PHOENIX SERIES FUND
                                         Phoenix Balanced Fund
                                         $50,001-$100,000

James M. Oates                           PHOENIX ADVISER TRUST                             Over $100,000
                                         Phoenix Foreign Opportunities Fund
                                         $10,001-$50,000

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN TRUSTS/FUNDS OVERSEEN
                                         DOLLAR RANGE OF EQUITY SECURITIES IN      BY TRUSTEE/NOMINEE IN FAMILY OF
        NAME OF TRUSTEE/NOMINEE                     THE TRUST/FUND                      INVESTMENT COMPANIES
        -----------------------                     --------------                      --------------------

                                         PHOENIX ASSET TRUST
                                         Phoenix Rising Dividends Fund
                                         Phoenix Small-Mid Cap Fund
                                         $10,001-$50,000

                                         PHOENIX EQUITY SERIES FUND
                                         Phoenix Growth & Income Fund
                                         $50,001-$100,000

                                         PHOENIX EQUITY TRUST
                                         Phoenix Total Value Fund
                                         $50,001-$100,000

                                         PHOENIX INVESTMENT TRUST 06
                                         Phoenix Small-Cap Growth Fund
                                         $10,001-$50,000

                                         PHOENIX MULTI-PORTFOLIO FUND
                                         Phoenix International Strategies Fund
                                         $10,001-$50,000

                                         PHOENIX STRATEGIC EQUITY SERIES FUND
                                         Phoenix Dynamic Growth Fund
                                         Phoenix Fundamental Growth Fund
                                         $10,001-$50,000

Richard E. Segerson                      PHOENIX MULTI-SERIES TRUST                        Over $100,000
                                         Phoenix Multi-Sector Short Term
                                         Bond Fund
                                         Over $100,000

Ferdinand L. J. Verdonck                 None                                              None

                                   APPENDIX C

                        COMPENSATION OF THE TRUSTEES FOR
                    THE CALENDAR YEAR ENDED DECEMBER 31, 2005


                      E.        Harry      Francis      Leroy    Geraldine      James     Richard   Marilyn     Philip    Ferdinand
                    Virgil     Dalzell-       E.        Keith,       M.          M.          E.        E.         R.        L.J.
                    Conway      Payne      Jeffries      Jr.     McNamara(1)    Oates     Segerson  LaMarche  McLoughlin  Verdonck
                  ------------------------------------------------------------------------------------------------------------------

Phoenix Adviser
  Trust.......... $  2,003.66 $  1,892.68 $  1,507.32 $ 1,400.73 $  1,892.68 $  1,768.29 $ 1,507.32 $1,276.34 $  4,439.02 $ 1,400.73
Phoenix Asset
  Trust..........   18,013.80   18,185.71    7.552.41   6,760.87   20,664.21   11,405.06   7,552.41  7,016.53   24,284.38   7,771.87
Phoenix CA
  Tax-Exempt
  Bond Fund......    3,290.26    3,087.42    2,143.68   2,038.29    2,970.34    3,162.14   2,259.06  1,788.00    4,893.51   1,861.43
Phoenix Equity
  Series Fund....    3,290.26    3,087.42    2,143.67   2,038.29    2,970.34    3,162.14   2,259.06  1,788.00    4,893.51   1,861.43
Phoenix Equity
  Trust..........    8,305.52    7,824.85    5,487.35   5,171.59    7,590.69    7,824.28   5,718.12  4,520.99   12,787.01   4,817.87
Phoenix
  Institutional
  Mutual Funds...    5,210.36    4,920.78    3,497.01   3,162.67    4,803.70    4,869.53   3,612.40  2,917.67    8,358.44   3,085.04
Phoenix
  Investment
  Series Fund....    6,124.64    5,783.88    4,191.19   3,900.44    5,646.57    5,824.28   4,306.58  3,479.84    9,787.01   3,722.87
Phoenix
  Investment
  Trust 97.......    6,580.52    6,174.85    4,287.34   4,076.59    5,940.69    6,324.28   4,518.12  3,575.99    9,787.01   3,722.87
Phoenix
  Investment
  Trust 06.......    7,680.39    7,333.44    5,413.35   4,894.41    7,333.44    6,829.53   5,413.35  4,518.71   13,859.73   4,894.41
Phoenix
  Multi-Portfolio
  Fund...........   13,161.04   12,349.69    8,574.71   8,153.18   11,881.37   12,648.57   9,036.24  7,151.98   19,574.02   7,445.74
Phoenix
  Multi-Series
  Trust..........    7,155.52    6,724.85    4,687.35   4,441.59    6,490.69    6,824.28   4,918.12  3,890.99   10,787.01   4,087.87
Phoenix
  Opportunities
  Trust..........   10,808.28    9,262.27    4,531.44   4,056.52    9,848.53    6,236.44   4,531.44  3,603.32   14,680.52   4,056.52
Phoenix PHOLIOs..    8,305.52    7,824.85    5,487.34   5,171.59    7,590.69    7,824.28   5,718.12  4,520.99   12,787.01   4,817.87
Phoenix
  Portfolios.....    3,290.26    3,087.42    2,143.67   2,038.29    2,970.34    3,162.14   2,259.06  1,788.00    4,893.51   1,861.43
Phoenix Series
  Fund...........   39,483.12   20,184.85   14,014.91  13,388.21   17,822.06   20,821.36  14,822.59 10,727.97   29,361.03  12,150.19
Phoenix Strategic
  Equity Series
  Fund...........    7,730.52    7,274.85    5,087.34   4,806.59    7,040.69    7,324.28   5,318.12  4,205.99   11,787.01   4,452.87
TOTAL
COMPENSATION
FROM THE FUND
COMPLEX(2)....... $201,433.68 $175,999.79 $134,750.09 $75,499.87 $174,457.01 $116,010.92 $83,750.12 $66,771.3 $232,959.71 $72,011.03

(1)  Amounts shown includes $62,500 deferred pursuant to the Phoenix Funds' deferred compensation plan
(2)  There are a total of 69 open- and closed-end investment companies in the Phoenix Fund Complex.

         The Trusts do not maintain pension or retirement plans. However, the Phoenix Funds have a deferred compensation plan.

         Each Trustee who is not currently employed by PIC, or any of its affiliates, is entitled to a consolidated fee schedule that applies across all funds in the Phoenix Fund Complex. This schedule consists of an annual retainer of $60,000 for Board members, $6,000 for Audit Committee members, $3,000 for Governance and Nominating Committee members and $6,000 for Executive and Compliance Committee members. Each Board member was entitled to a fee of $4,000 for each in person meeting and $2,000 for each telephonic meeting. Each Audit Committee member was entitled to $3,000 for each in person meeting and $1,500 for each telephonic meeting. Each Governance and Nominating Committee member was entitled to $2,500 for each meeting attended in person and $1,250 for each telephonic meeting. Each Executive and Compliance Committee member was entitled to $3,000 for each meeting attended in person and $1,500 for each telephonic meeting. The Chairperson of the Audit Committee receives an additional $6,000 retainer fee. The Chairperson of the Governance and Nominating Committee receives an additional $3,000 retainer fee.

         The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of PIC or an affiliate of PIC who are interested persons are compensated by PIC, or an affiliate of PIC, and receive no compensation from the Funds.

                                   APPENDIX D

                        EXECUTIVE OFFICERS OF THE TRUSTS

         Unless otherwise noted, the information provided in the second column of the table below regarding the position held and length of time served applies to all of the Trusts. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480.

------------------------------------------------------------------------------------------------------------------------------------
                                    POSITION WITH THE
NAME, DATE OF BIRTH                    TRUSTS AND                                      PRINCIPAL OCCUPATIONS DURING
    AND ADDRESS                   LENGTH OF TIME SERVED                                     THE LAST FIVE YEARS
-------------------  -----------------------------------------------  --------------------------------------------------------------
Daniel T. Geraci     President since 2004.                            Executive  Vice President, Asset Management, The Phoenix
DOB: 6/12/57                                                          Companies, Inc. (2003-present).  Director, Chairman, President
                     President of Phoenix Adviser Trust since 2005.   and Chief Executive Officer, Phoenix Investment Partners, Ltd.
                                                                      (2003-present). President, Phoenix Equity Planning
                     President of Phoenix Investment Trust 06 since   Corporation (2005-present). President, DPCM Holding, Inc.
                     2005.                                            (2005-present). President, Capital West Asset Management, LLC
                                                                      (2005-present). Director and President, Phoenix Investment
                                                                      Counsel, Inc. (2003-present). Director, Pasadena Capital
                                                                      Corporation (2003-present). President, Euclid Advisers, LLC
                                                                      (2003-present). Director and Chairman, PXP Institutional
                                                                      Markets Group, Ltd. (2003-present). Director and President,
                                                                      Rutherford Financial Corporation (2003-present). Director,
                                                                      DPCM Holding, Inc. (2003-present). President, Phoenix Zweig
                                                                      Advisors, LLC (2003-present). Director and Chairman, Phoenix
                                                                      Equity Planning Corporation (2003-present). Director and
                                                                      Chairman, Duff & Phelps Investment Management Company
                                                                      (2003-present). Director, Capital West Asset Management, LLC
                                                                      (2003-present) Chief Executive Officer and President, The
                                                                      Zweig Fund, Inc and the Zweig Total Return Fund, Inc.
                                                                      (2004-present). President, the Phoenix Funds Family
                                                                      (2004-present). Chief Sales and Marketing Officer, Phoenix
                                                                      Equity Planning Corporation (2003-2005). President and Chief
                                                                      Executive Officer of North American investment operations,
                                                                      Pioneer Investment Management USA, Inc. (2001-2003). President
                                                                      of Private Wealth Management Group & Fidelity Brokerage
                                                                      Company, Fidelity Investments (1996-2001).

------------------------------------------------------------------------------------------------------------------------------------
                                    POSITION WITH THE
NAME, DATE OF BIRTH                    TRUSTS AND                                      PRINCIPAL OCCUPATIONS DURING
    AND ADDRESS                   LENGTH OF TIME SERVED                                     THE LAST FIVE YEARS
-------------------  -----------------------------------------------  --------------------------------------------------------------
George R. Aylward    Executive Vice President since 2004.             Senior Vice President and Chief Operating Officer, Asset
DOB: 8/17/64         Trust 06 since 2005.                             Management, The Phoenix Companies, Inc. (2004-present).
                                                                      Executive Vice President and Chief Operating Officer, Phoenix
                     Executive Vice President of Phoenix              Investment Partners, Ltd. (2004-present). Vice President,
                     Investment Trust 06 since 2005.                  Phoenix Life Insurance Company (2002-2004). Vice President,
                                                                      The Phoenix Companies, Inc. (2001-2004). Vice President,
                     Executive Vice President of Phoenix              Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                     Adviser Trust since 2005.                        Assistant Controller, Phoenix Investment Partners, Ltd.
                                                                      (1996-2001). Executive Vice President, certain funds within the Phoenix Fund Complex (2004-present).

Francis G. Waltman   Senior Vice President since 2004.                Senior Vice President, Asset Management Product Development,
DOB: 7/27/62                                                          The Phoenix Companies, Inc. (since 2006). Senior Vice
                     Senior Vice President of Phoenix Investment      President, Asset Management Product Development, Phoenix
                     Trust 06 since 2005.                             Investment Partners, Ltd. (2005-present). Senior Vice
                                                                      President and Chief Administrative Officer, Phoenix Investment
                     Senior Vice President of Phoenix Adviser Trust   Partners, Ltd., (2003-2004). Senior Vice President and Chief
                     since 2005.                                      Administrative Officer, Phoenix Equity Planning Corporation
                                                                      (1999-2003). Senior Vice President, certain funds within the
                                                                      Phoenix Funds Family (2004-present).


------------------------------------------------------------------------------------------------------------------------------------
                                    POSITION WITH THE
NAME, DATE OF BIRTH                    TRUSTS AND                                      PRINCIPAL OCCUPATIONS DURING
    AND ADDRESS                   LENGTH OF TIME SERVED                                     THE LAST FIVE YEARS
-------------------  -----------------------------------------------  --------------------------------------------------------------
Marc Baltuch         Vice President and Chief Compliance Officer      Chief Compliance Officer, Zweig-DiMenna Associates LLC
Zweig-DiMenna        since 2004.                                      (1989-present); Vice President and Chief Compliance Officer,
Associates, LLC                                                       certain Funds within the Phoenix Fund Complex (2004-present);
900 Third Ave.       Vice President and Chief Compliance Officer of   Vice President, The  Zweig Total Return Fund, Inc. (2004-
New York, NY 10022   Phoenix Adviser Trust since 2005.                present); Vice President, The Zweig Fund, Inc.(2004-present);
DOB: 9/23/45                                                          President and Director of Watermark Securities, Inc. (1991-
                     Vice President and Chief Compliance Officer of   present); Assistant Secretary of  Gotham Advisors Inc.
                     Phoenix Investment Trust 06 since 2005.          (1990-present); Secretary, Phoenix-Zweig Trust (1989-2003);
                                                                      Secretary, Phoenix Market Neutral Fund (1999-2002).
Nancy G. Curtiss     Senior Vice President since 2006.
DOB: 11/24/52                                                         Assistant Treasurer (2001-present), Vice President, Fund
                                                                      Accounting (1994-2000), Phoenix Equity Planning Corporation.
                                                                      Vice President, Phoenix Investment Partners, Ltd.
                                                                      (2003-present). Senior Vice President, the Phoenix Funds
                                                                      Family (since 2006). Vice President, The Phoenix Edge Series
                                                                      Fund (1994-present), Treasurer, The Zweig Fund Inc. and the
                                                                      Zweig Total Return Fund Inc. (2003-present). Chief Financial
                                                                      Officer (2005-2006) and Treasurer (1994-2006), or Assistant
                                                                      Treasurer (2005-2006), certain funds within the Phoenix Fund
                                                                      Complex.

Kevin J. Carr        Vice President, Chief Legal Officer, Counsel     Vice President and Counsel, Phoenix Life Insurance Company
Phoenix Life         and Secretary since 2005.                        (2005-present). Vice President, Counsel, Chief Legal Officer
Insurance Company                                                     and Secretary of certain funds within the Phoenix Fund Complex
One American Row                                                      (2005-present). Compliance Officer of Investments and Counsel,
Hartford, CT 06102                                                    Travelers Life & Annuity Company (January 2005-May 2005).
DOB: 8/30/54                                                          Assistant General Counsel, The Hartford Financial Services
                                                                      Group (1999-2005).

W. Patrick Bradley   Chief Financial Officer and Treasurer since      Second Vice President, Fund Administration, Phoenix Equity
DOB: 3/2/72          2006                                             Planning Corporation (2004-present). Chief Financial Officer and Treasurer (2006-present) or Chief Financial Officer and
                     Chief Financial Officer and Treasurer of         Treasurer (2005-present), certain funds within the Phoenix
                     Phoenix Asset Trust, Phoenix Opportunities       Fund Family. Vice President, Chief Financial Officer,
                     Trust and Phoenix Investment Trust 06 since      Treasurer and Principal Accounting Officer, The Phoenix Edge
                     2005.                                            Series Fund (since 2006). Assistant Treasurer, certain funds within the Phoenix Fund Complex (2004-2006). Senior Manager
                                                                      (2002-2004), Manager (2000-2002), Audit, Deloitte & Touche,
                                                                      LLP.

                                   APPENDIX E

                            SUBADVISERS OF THE FUNDS

SUBADVISERS AFFILIATED WITH PIC
-------------------------------
         Duff & Phelps Investment Management Co. ("Duff & Phelps") is subadviser to Phoenix Global Utilities Fund and Phoenix Real Estate Securities Fund and is located at 55 East Monroe Street, Chicago, Illinois 60603. Duff & Phelps is an indirect, wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP.

         Engemann Asset Management ("EAM") is subadviser to Phoenix All-Cap Growth Fund, Phoenix Nifty Fifty Fund and Phoenix Small-Cap Growth Fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. EAM is a wholly-owned subsidiary of Pasadena Capital Corporation, which is a wholly-owned subsidiary of PXP, which is an indirect, wholly-owned subsidiary of PNX.

         Euclid Advisors LLC ("Euclid") is subadviser to Phoenix Market Neutral Fund and Phoenix Small-Cap Value Fund and is located at 900 Third Avenue, New York, NY 10022. Euclid is a wholly-owned subsidiary of Phoenix/Zweig Advisers LLC, which is a wholly-owned subsidiary of PXP, which is an indirect, wholly-owned subsidiary of PNX.

         Kayne Anderson Rudnick Investment Management, LLC ("Kayne") is subadviser to Phoenix Quality Small-Cap Fund, Phoenix Rising Dividends Fund, Phoenix Small-Cap Sustainable Growth Fund and Phoenix Small Mid-Cap Fund and is located at 1800 Avenue of the Stars, Los Angeles, California 90067. Kayne is a wholly-owned subsidiary of PXP, which is an indirect, wholly-owned subsidiary of PNX.

         Seneca Capital Management LLC ("Seneca") is subadviser to Phoenix Bond Fund, Phoenix Earnings Driven Growth Fund, Phoenix High Yield Fund, Phoenix High Yield Securities Fund and Phoenix Strategic Growth Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca is a wholly-owned subsidiary of PXP, which is an indirect, wholly-owned subsidiary of PNX.

SUBADVISERS UNAFFILIATED WITH PIC
---------------------------------
         Acadian Asset Management, Inc. ("Acadian") is subadviser to Phoenix International Strategies Fund, Phoenix Pathfinder Fund, Phoenix Total Value Fund, Phoenix Value Equity Fund and Phoenix Worldwide Strategies Fund and is located at One Post Office Square, Boston, Massachusetts 02102. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM (UK) Limited is wholly-owned by Old Mutual PLC.

         Bennett Lawrence Management, LLC ("Bennett Lawrence") is subadviser to Phoenix Dynamic Growth Fund and is located at 757 Third Avenue, New York, New York 10017.

         CastleArk Management, LLC ("CastleArk") is subadviser to Phoenix Fundamental Growth Fund and is located at 1 North Wacker Drive, Chicago, Illinois 60606.

         Golden Capital Management, LLC ("Golden") is subadviser to Phoenix Relative Value Fund and Phoenix Total Value Fund and is located at Five Resource Square, 10715 David Taylor Drive, Charlotte, North Carolina 28262. Golden is majority-owned by its principals and employees and is a minority-owned subsidiary of Wachovia Corporation.

         Harris Investment Management, Inc. ("Harris") is subadviser to Phoenix Capital Growth Fund, Phoenix Mid-Cap Growth Fund and Phoenix Total Value Fund and is located at 190 South LaSalle, Street, P.O. Box 755, Chicago, Illinois 60690. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc. which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly-traded Canadian banking institution.

         HSBC Halbis Partners (USA) Inc. ("HSBC") is subadviser to Phoenix Emerging Markets Bond Fund and is located at 452 Fifth Avenue, New York, NY 10018. HSBC is a wholly-owned subsidiary of Halbis Partners (UK) Limited, which is wholly-owned by HSBC Group Investment Business Limited. HSBC Investment Business Limited is wholly-owned by HSBC Investment Bank Holdings PLC, which is wholly-owned by HSBC Holdings PLC.

         New Star Institutional Managers Limited ("New Star") is subadviser to Phoenix International Strategies Fund and Phoenix Worldwise Strategies Fund is located at 1 Knightsbridge Green, London, United Kingdom SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited.

         Sasco Capital, Inc. ("Sasco") is subadviser to Phoenix Mid-Cap Value Fund and is located at 10 Sasco Hill Road, Fairfield, Connecticut 06824.

         Turner Investment Partners, Inc. ("Turner") is subadviser to Phoenix Growth Opportunities Fund and is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

         Vontobel Asset Management ("Vontobel") is subadviser to Phoenix Focused Value Fund and Phoenix Foreign Opportunities Fund and is located at 450 Park Avenue, New York, New York 10022. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland.

                                   APPENDIX F

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF THE TRUSTS/FUNDS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
A G EDWARDS & SONS INC CUST                      INCOME & GROWTH FUND-C                          10,947.7440          5.37%
FBO JAMES L EWING IRA R/O ACCOUNT
P.O. BOX 15
TREGO WI 54888-0015
------------------------------------------------ ------------------------------------------- --------------- ---------------
A G EDWARDS & SONS INC FBO                       CA TAX-EXEMPT BOND FUND-B                          773.1700         13.40%
STANLEY G JUE AND
SONJA K JUE TTEE
A/C XXXX-XX0328
ONE NORTH JEFFERSON
ST LOUIS MO  63103
------------------------------------------------ ------------------------------------------- --------------- ---------------
BANK J VONTOBEL AG                               FOCUSED VALUE FUND-A                           410,808.4250         15.37%
ATTN: SETTLEMENTS
BAHNHOFSTRASSE #3
CH-8022 ZURICH
SWITZERLAND 00000-0000
------------------------------------------------ ------------------------------------------- --------------- ---------------
BEAR STEARNS SECURITIES CORP                     EARNINGS DRIVEN GROWTH FUND-X                   12,771.9410          5.02%
FBO XXX-XXX90-17
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870
------------------------------------------------ ------------------------------------------- --------------- ---------------
BEAR STEARNS SECURITIES CORP.                    EARNINGS DRIVEN GROWTH FUND-X                   13,006.6360          5.12%
FBO XXX-XXX21-11
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870
------------------------------------------------ ------------------------------------------- --------------- ---------------
BEAR STEARNS SECURITIES CORP.                    EARNINGS DRIVEN GROWTH FUND-X                   15,335.4210          6.03%
FBO XXX-XXX70-19
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870
------------------------------------------------ ------------------------------------------- --------------- ---------------
BEAR STEARNS SECURITIES CORP.                    CA TAX-EXEMPT BOND FUND-B                        2,824.8590         48.97%
FBO XXX-XXX68-10
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870
------------------------------------------------ ------------------------------------------- --------------- ---------------
BEAR STEARNS SECURITIES CORP.                    BOND FUND-C                                     17,664.0810         11.49%
FBO XXX-XXX39-19
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870
------------------------------------------------ ------------------------------------------- --------------- ---------------
BOARD OF TRUSTEES REFRIGERATION                  INSTITUTIONAL BOND FUND-X                      178,769.6430          6.41%
AIR CONDITIONING & SERVICE DIVISION
(UA-NJ) PENSION FUND DTD 09/06/68
C/O I E SHAFFER & CO
830 BEAR TAVERN RD PO BOX 1028
WEST TRENTON NJ 08628-0230
------------------------------------------------ ------------------------------------------- --------------- ---------------
CAROLANN CATALOGNE                               WEALTH GUARDIAN PHOLIO-A                       110,951.6030          5.02%
60 MAHER LN
NEWTOWN PA  18940-9687
------------------------------------------------ ------------------------------------------- --------------- ---------------
CAROLYN TURNER TTEE                              GROWTH OPPORTUNITIES FUND-A                    119,100.5880         16.45%
ROBERT E TURNER JR TRUST
9 HORSESHOE LN
PAOLI PA  19301-1909
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
CHARLES QUIMBY ELLIS BLANK TTEES                 INSTITUTIONAL BOND FUND-X                      253,923.5960          9.10%
RE-SOLVE SITE TR FUND
C/O MINTZ LEVIN COHN FERRIS GLOVSKY
& POPEO PC ATTN SUSAN DRENNAN
1 FINANCIAL CTR
BOSTON MA  02111-2621
------------------------------------------------ ------------------------------------------- --------------- ---------------
CHARLES SCHWAB & CO                              GROWTH OPPORTUNITIES FUND-A                    168,990.2100         23.34%
ATTN MUTUAL FUNDS / TEAM S
4500 CHERRY CREEK DR S FL 3
DENVER CO  80246
------------------------------------------------ ------------------------------------------- --------------- ---------------
CHARLES SCHWAB & CO INC                          FOCUSED VALUE FUND-A                           703,338.0960         26.31%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS               FOREIGN OPPORTUNITIES FUND-A                 2,099,568.6350         28.57%
REINVEST ACCOUNT
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122
------------------------------------------------ ------------------------------------------- --------------- ---------------
CHARLES SCHWAB & CO INC                          BOND FUND-X                                    481,180.0760          7.81%
REINVEST ACCOUNT                                 EARNINGS DRIVEN GROWTH FUND-X                   15,380.6000          6.05%
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122
------------------------------------------------ ------------------------------------------- --------------- ---------------
CHARLES SCHWAB & CO INC                          REAL ESTATE SECURITIES FUND-A                5,259,568.9130         17.24%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122
------------------------------------------------ ------------------------------------------- --------------- ---------------
CHARLES SCHWAB & CO INC                          RISING DIVIDENDS FUND-A                        404,572.7170         64.32%
SPECIAL CUSTODY ACCT FOR THE                     SMALL-MID CAP FUND-A                           401,325.2850         24.85%
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122
------------------------------------------------ ------------------------------------------- --------------- ---------------
CITIGROUP GLOBAL MARKETS INC                     ALL-CAP GROWTH FUND-A                          355,079.7560          5.06%
HOUSE ACCOUNT                                    BALANCED FUND-B                                 71,774.5580          5.14%
XXXXXXX1250                                      BALANCED FUND-C                                332,117.5160          6.53%
ATTN PETER BOOTH 7TH FLOOR                       CA TAX-EXEMPT BOND FUND-A                      221,756.7880          6.16%
333 W 34TH ST                                    CA TAX-EXEMPT BOND FUND-B                          409.8870          7.11%
NEW YORK NY  10001-2402                          INCOME & GROWTH FUND-A                       2,065,332.9700          6.23%
                                                 INCOME & GROWTH FUND-B                          52,451.8270          5.35%
                                                 INTERNATIONAL STRATEGIES FUND-C                 33,588.4170         18.62%
                                                 MID-CAP VALUE FUND-C                           571,961.2650         12.18%
                                                 MULTI-SEC SHORT TERM BOND FUND-B               563,402.4830          9.36%
                                                 MULTI-SEC SHORT TERM BOND FUND-T             5,307,879.6290         15.27%
                                                 MULTI-SECTOR FIXED INCOME FUND-A               593,501.8040          5.61%
                                                 MULTI-SECTOR FIXED INCOME FUND-C               157,940.0520         10.21%
                                                 REAL ESTATE SECURITIES FUND-B                  215,575.7260         10.97%
                                                 REAL ESTATE SECURITIES FUND-C                  576,726.0360         21.10%
                                                 RISING DIVIDENDS FUND-A                         37,512.9520          5.96%
                                                 RISING DIVIDENDS FUND-B                         13,021.6100          9.21%
                                                 RISING DIVIDENDS FUND-C                         10,112.4590          7.86%
                                                 SMALL-CAP VALUE FUND-C                         308,428.1130          8.45%
                                                 SMALL-MID CAP FUND-B                            40,914.9150         26.24%
                                                 SMALL-MID CAP FUND-C                           203,662.9370         35.27%
                                                 VALUE EQUITY FUND-C                             41,529.6660          6.77%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
DEAN WITTER REYNOLDS INC CUST                    CA TAX-EXEMPT BOND FUND-B                          410.1040          7.11%
HAROLD V BAHRKE & CAROL M BAHRKE
PO BOX 250 CHURCH ST STA
NEW YORK NY  10008-0250
------------------------------------------------ ------------------------------------------- --------------- ---------------
DELAWARE CHARTER GUAR & TR CO CUST               HIGH YIELD FUND-B                               56,965.6940          5.81%
FBO JOHN LENCIONI IRA R/O
2030 OSCAR AVE
BAKERSFIELD CA  93304-5635
------------------------------------------------ ------------------------------------------- --------------- ---------------
ELIZABETH A HALL                                 CORE BOND FUND-C                                11,001.0030          6.84%
2235 NE DOUGLAS
NEWPORT OR  97365-1841
------------------------------------------------ ------------------------------------------- --------------- ---------------
EMJAY CORPORATION TTEE                           INSTITUTIONAL BOND FUND-X                      175,377.4710          6.28%
PLANS OF RPSA CUSTOMERS
C/O GREAT WEST
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO  80111-5002
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST CLEARING CORPORATION                       PATHFINDER FUND-C                                3,611.5040         21.30%
A/C XXXX-3442
FCC AS CUSTODIAN
45 FRANCOVICH COURT
RENO NV  89509-7920
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST CLEARING, LLC                              EMERGING MARKETS BOND FUND-C                     9,121.3530          5.42%
A/C XXXX-6928
BERTRAM BACHMAN R/O IRA
FCC AS CUSTODIAN
39 FAIRFIELD RD
WEST HARTFORD CT  06117-1902
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST CLEARING, LLC                              INTERNATIONAL PHOLIO-A                           2,874.1140          8.02%
A/C XXXX-2789
DANIEL S LAMPE &
CHRISTIE L LAMPE JT TEN
7 OAKSHIRE DR W
GLEN CARBON IL  62034-8514
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST CLEARING, LLC                              MID-CAP GROWTH FUND-C                            1,932.5620          5.27%
A/C XXXX-0230
DIANE LAHTI &
WILLIAM LAHTI JT TEN
8912 OXBRIDGE CT
RALEIGH NC  27613-1377
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST CLEARING, LLC                              QUALITY SMALL-CAP FUND-C                         1,978.2390         14.36%
A/C XXXX-2498
GLORIANA G SPRINGER
IRREVOCABLE TRUST
1906 BURKEWOOD DRIVE
SIDNEY OH  45365-1974
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST CLEARING, LLC                              BOND FUND-C                                      8,321.0840          5.41%
A/C XXXX-4224
JOHN F HUBBLE IRA
FCC AS CUSTODIAN
RR 2 BOX 2724
BETHEL VT  05032-9732
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST CLEARING, LLC                              QUALITY SMALL-CAP FUND-C                         1,801.8020         13.08%
A/C XXXX-6157
MARIA L JOFFEE CUST
AMANDA LEIRA JOFFEE
12990 ARCH CREEK TER
NORTH MIAMI FL  33181-2210
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST REPUBLIC BANK                              EARNINGS DRIVEN GROWTH FUND-X                   21,423.3970          8.43%
D/B/A FIRST REPUBLIC TRUST CO
111 PINE ST
SAN FRANCISCO CA  94111-5602
------------------------------------------------ ------------------------------------------- --------------- ---------------
FIRST UNION NATIONAL BANK INVST                  INSTITUTIONAL BOND FUND-X                      176,392.8060          6.32%
COUNSEL FOR PLUMBERS LOCAL 690
A/C#XXXXXX1698 CMG NC1151
1525 WEST WT HARRIS BLVD.
CHARLOTTE NC 28262-8522
------------------------------------------------ ------------------------------------------- --------------- ---------------
GLENN D SHAFFER TTEE                             INSTITUTIONAL BOND FUND-X                      184,034.2030          6.59%
PLUMBERS & PIPEFITTERS LOCAL
UNION NO 9 PENSION FUND
I E SHAFFER & CO
PO BOX 1028
830 BEAR TAVERN RD
WEST TRENTON NJ  08628-0230
------------------------------------------------ ------------------------------------------- --------------- ---------------
GLENN D SHAFFER TTEE                             INSTITUTIONAL BOND FUND-X                      186,370.0910          6.68%
PLUMBERS LOCAL NO 24 PENSION PLAN
C/O IE SHAFFER & CO
830 BEAR TAVERN RD
WEST TRENTON NJ  08628-1020
------------------------------------------------ ------------------------------------------- --------------- ---------------
JACK RYAN BATOR                                  WEALTH ACCUMULATOR PHOLIO-C                     10,951.6290          5.03%
176 OLD ORCHARD RD
BRISTOL CT  06010-9472
------------------------------------------------ ------------------------------------------- --------------- ---------------
JOHN F MCLELLAN TTEE                             INSTITUTIONAL BOND FUND-X                      966,965.8440         34.65%
PLYMOUTH COUNTY CONTRIBUTORY
RETIREMENT SYSTEM
10 CORDAGE PARK CIR STE 234
PLYMOUTH MA  02360-7318
------------------------------------------------ ------------------------------------------- --------------- ---------------
JP MORGAN CHASE BANK, N.A. FBO                   BOND FUND-X                                    867,018.1530         14.07%
XXXXX3207                                        FOREIGN OPPORTUNITIES FUND-X                   596,111.6910         25.86%
500 STANTON CHRISTIANA ROAD                      RISING DIVIDENDS FUND-X                        563,990.1460         11.34%
NEWARK DE  19713-2107                            SMALL-MID CAP FUND-X                           180,791.3960          5.83%
------------------------------------------------ ------------------------------------------- --------------- ---------------
KATHLEEN O'REILLY                                GROWTH OPPORTUNITIES FUND-C                        610.8200          6.76%
400 NORTH MAIN ST UNIT 26
MANCHESTER CT  06040
------------------------------------------------ ------------------------------------------- --------------- ---------------
LOUIS N TERZO                                    HIGH YIELD FUND-C                               15,266.6800          5.86%
JOAN D TERZO JT WROS
148 KENNEDY RD
MANCHESTER CT  06042-2233
------------------------------------------------ ------------------------------------------- --------------- ---------------
LPL FINANCIAL SERVICES                           INCOME & GROWTH FUND-C                          14,801.2690          7.26%
A/C XXXX-5985
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968
------------------------------------------------ ------------------------------------------- --------------- ---------------
LPL FINANCIAL SERVICES                           VALUE EQUITY FUND-A                            137,602.7620          7.35%
A/C XXXX-9268
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
LPL FINANCIAL SERVICES                           EMERGING MARKETS BOND FUND-C                    11,552.7930          6.87%
A/C XXXX-5548
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968
------------------------------------------------ ------------------------------------------- --------------- ---------------
LPL FINANCIAL SERVICES                           FUNDAMENTAL GROWTH-C                             3,993.0090         21.06%
A/C XXXX-8990
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968
------------------------------------------------ ------------------------------------------- --------------- ---------------
MARY E PACE TOD                                  CONSERVATIVE INCOME PHOLIO-A                     4,350.9070          6.81%
192 PHILLIPS RD
GLENBURN ME  04401-1007
------------------------------------------------ ------------------------------------------- --------------- ---------------
MERRILL LYNCH PIERCE FENNER &                    SMALL-CAP GROWTH FUND-C                        186,645.7390         27.62%
SMITH INC TRADE HOUSE ACCOUNT
ATTN BOOK ENTRY
4801 DEER LAKE DR E
JACKSONVILLE FL  32246-6485
------------------------------------------------ ------------------------------------------- --------------- ---------------
MLPF&S FOR THE SOLE                              ALL-CAP GROWTH FUND-A                        2,194,887.6280         31.28%
BENEFIT OF ITS CUSTOMERS                         ALL-CAP GROWTH FUND-B                          107,608.3260         18.89%
ATTN FUND ADMINISTRATION                         ALL-CAP GROWTH FUND-C                          278,077.6670         44.00%
4800 DEER LAKE DR E 3RD FL                       BALANCED FUND-B                                165,036.3600         11.83%
JACKSONVILLE FL  32246-6484                      BALANCED FUND-C                                803,579.9020         15.79%
                                                 BOND FUND-B                                    200,273.7590         34.68%
                                                 BOND FUND-C                                     15,145.7720          9.85%
                                                 CONSERVATIVE INCOME PHOLIO-C                    11,588.4690         30.74%
                                                 CORE BOND FUND-B                                32,070.1360         13.80%
                                                 CORE BOND FUND-C                                50,887.6220         31.64%
                                                 DIVERSIFIER PHOLIO-A                            33,361.2370         18.28%
                                                 DIVERSIFIER PHOLIO-C                            40,453.1950         46.20%
                                                 DYNAMIC GROWTH FUND-C                            4,896.9690         30.77%
                                                 EARNINGS DRIVEN GROWTH FUND-A                  166,084.0610         18.83%
                                                 EARNINGS DRIVEN GROWTH FUND-B                  238,762.8870         35.16%
                                                 EARNINGS DRIVEN GROWTH FUND-C                  231,986.0690         47.19%
                                                 EMERGING MARKETS BOND FUND-A                   192,222.4370          6.54%
                                                 EMERGING MARKETS BOND FUND-B                    82,746.6620          6.57%
                                                 FOREIGN OPPORTUNITIES FUND-C                   251,507.9670         47.23%
                                                 FUNDAMENTAL GROWTH-C                             2,912.1220         15.36%
                                                 GLOBAL UTILITIES FUND-C                         27,151.2830         27.87%
                                                 GROWTH & INCOME FUND-B                         262,200.3780          9.46%
                                                 GROWTH & INCOME FUND-C                         469,511.3730         12.32%
                                                 GROWTH OPPORTUNITIES FUND-A                     45,274.6510          6.25%
                                                 HIGH YIELD FUND-B                               76,404.8840          7.79%
                                                 HIGH YIELD FUND-C                               69,699.0920         26.76%
                                                 HIGH YIELD SECURITIES FUND-C                     8,940.9730          7.83%
                                                 INCOME & GROWTH FUND-C                          10,605.8100          5.20%
                                                 INTERNATIONAL PHOLIO-C                             934.4420          6.19%
                                                 INTERNATIONAL STRATEGIES FUND-A                315,906.0200          5.07%
                                                 MID-CAP GROWTH FUND-B                           41,643.3650          5.72%
                                                 MID-CAP GROWTH FUND-C                            2,950.4580          8.05%
                                                 MID-CAP VALUE FUND-A                           826,869.7870          8.97%
                                                 MID-CAP VALUE FUND-C                         1,518,611.3000         32.35%
                                                 MULTI-SEC SHORT TERM BOND FUND-A            25,869,421.6850         12.19%
                                                 MULTI-SEC SHORT TERM BOND FUND-B             1,786,271.4840         29.68%
                                                 MULTI-SEC SHORT TERM BOND FUND-C             4,344,772.1330          9.46%
                                                 MULTI-SEC SHORT TERM BOND FUND-T            21,210,750.8850         61.03%
                                                 MULTI-SECTOR FIXED INCOME FUND-A               929,659.9290          8.79%
                                                 MULTI-SECTOR FIXED INCOME FUND-B               182,058.0080         13.99%
                                                 MULTI-SECTOR FIXED INCOME FUND-C               503,820.2300         32.56%
                                                 NIFTY FIFTY FUND-A                             604,846.0300         31.05%
                                                 NIFTY FIFTY FUND-B                              65,169.9590         18.70%
                                                 NIFTY FIFTY FUND-C                             165,568.8210         49.02%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
                                                 REAL ESTATE SECURITIES FUND-A                3,852,723.7540         12.63%
                                                 REAL ESTATE SECURITIES FUND-B                  470,172.8970         23.92%
                                                 REAL ESTATE SECURITIES FUND-C                  585,646.1090         21.42%
                                                 RELATIVE VALUE FUND-C                           13,267.1670         50.38%
                                                 RISING DIVIDENDS FUND-B                         54,785.4130         38.75%
                                                 RISING DIVIDENDS FUND-C                          9,648.7650          7.50%
                                                 SMALL-CAP GROWTH FUND-A                        566,662.2190         13.30%
                                                 SMALL-CAP GROWTH FUND-B                        170,889.2240         16.80%
                                                 SMALL-CAP VALUE FUND-B                         199,367.5580         10.93%
                                                 SMALL-CAP VALUE FUND-C                         423,911.1500         11.61%
                                                 SMALL-MID CAP FUND-A                           177,871.8100         11.01%
                                                 SMALL-MID CAP FUND-B                            20,784.4500         13.33%
                                                 SMALL-MID CAP FUND-C                           165,328.0690         28.63%
                                                 STRATEGIC GROWTH FUND-C                         11,051.0610          7.58%
                                                 VALUE EQUITY FUND-B                             48,805.4610          8.16%
                                                 VALUE EQUITY FUND-C                             72,955.7270         11.89%
                                                 WEALTH ACCUMULATOR PHOLIO-A                     59,314.6360         19.86%
                                                 WEALTH ACCUMULATOR PHOLIO-C                    106,466.2790         48.90%
                                                 WEALTH BUILDER PHOLIO-A                      1,104,250.4000         25.23%
                                                 WEALTH BUILDER PHOLIO-C                      3,787,835.8270         60.21%
                                                 WEALTH GUARDIAN PHOLIO-A                       444,969.7720         20.12%
                                                 WEALTH GUARDIAN PHOLIO-C                     1,947,326.5390         65.52%
                                                 WEALTH PRESERVER PHOLIO-C                       10,325.9050         40.81%
                                                 WORLDWIDE STRATEGIES FUND-B                     36,430.3260          6.42%
                                                 WORLDWIDE STRATEGIES FUND-C                     27,122.9210         14.87%
------------------------------------------------ ------------------------------------------- --------------- ---------------
MLPF&S FOR THE SOLE                              MARKET NEUTRAL FUND-B                          130,606.5510         29.52%
BENEFIT OF ITS CUSTOMERS                         MARKET NEUTRAL FUND-C                          501,595.4070         23.00%
ATTN FUND ADMINISTRATION 975Y4
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484
------------------------------------------------ ------------------------------------------- --------------- ---------------
MYRTLE B QUIER                                   STRATEGIC GROWTH FUND-B                         42,181.9010          5.25%
1416 ALSACE RD
READING PA  19604-1873
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     CORE BOND FUND-C                                20,040.5390         12.46%
FMTC TTEE
TPMG SAVINGS PLANS
FBO ANNIE A WICKHAM
9976 STONE OAK WAY
ELK GROVE CA  95624-2670
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     CONSERVATIVE INCOME PHOLIO-C                     2,030.4570          5.39%
NFS/FMTC IRA
FBO DAVID E MILLER
32 CORTLAND LN
LYNNFIELD MA  01940-1626
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO DONNA K SEFTON TTEE                 RISING DIVIDENDS FUND-X                        263,084.5760          5.29%
DONNA K SEFTON TRUST
U/A 06/14/83
2550 5TH AVE STE 808
SAN DIEGO CA  92103-6624
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     QUALITY SMALL-CAP FUND-X                        10,703.3640         15.15%
GERALD D MYERS
GERALD D MYERS
U/A 11/05/1985
1520 ALDERCREEK PL
WESTLAKE VILLAGE CA  91362-4211
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     QUALITY SMALL-CAP FUND-X                         8,409.7860         11.90%
FMT CO CUST IRA ROLLOVER
FBO GERALD D MYERS
1520 ALDERCREEK PL
WESTLAKE VILLAGE CA 91362-4211
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     GLOBAL UTILITIES FUND-C                          5,002.0390          5.13%
GRACE A MASCIARELLI TTEE
THE GRACE A MASCIARELLI
SURVIVORS TR, U/A 7/8/04
3455 BLANDFORD WAY
DAVIDSONVILLE MD  21035-2443
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     FOREIGN OPPORTUNITIES FUND-X                   143,294.2440          6.22%
HARLEY K SEFTON TTEE                             RISING DIVIDENDS FUND-X                        454,343.3690          9.13%
DONNA K SEFTON IRREV TRUST
U/A 04/29/93
2550 5TH AVE STE 808
SAN DIEGO CA  92103-6624
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     QUALITY SMALL-CAP FUND-X                         7,485.0300         10.60%
HARLEY K SEFTON TTEE                             SMALL-CAP SUSTAINABLE GROWTH FD-X                7,796.2580         11.06%
HARLEY K SEFTON TRUST
U/A 04/13/90
2550 5TH AVE STE 808
SAN DIEGO CA  92103-6624
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     SMALL-CAP SUSTAINABLE GROWTH FD-X               10,526.3160         14.93%
JOHN R URABEC
JOHN URABEC E S RUSSELL TTEE
U/A 07/23/2004
238 QUINCY AVE
LONG BEACH CA 90803-1633
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     PATHFINDER FUND-A                               26,239.8560          7.26%
FMT CO CUST IRA ROLLOVER
FBO RICHARD A POWELL
113 PROSPECT AVE
SAUSALITO CA  94965-2332
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     GLOBAL UTILITIES FUND-C                          5,917.1600          6.07%
NFS/FMTC IRA
FBO ROBERT W EVANS
170 TAM GLADE
SEVERNA PARK MD  21146-1528
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     QUALITY SMALL-CAP FUND-X                         5,511.0220          7.80%
DR RUSSELL KLEIN                                 SMALL-CAP SUSTAINABLE GROWTH FD-X                5,699.4820          8.08%
DR RUSSELL KLEIN TTEE
U/A 03/15/2005
16101 VENTURA BLVD STE 340
ENCINO CA  91436-2516
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     QUALITY SMALL-CAP FUND-X                        16,332.6650         23.12%
THE CHILDREN'S BURN FOUNDATION                   SMALL-CAP SUSTAINABLE GROWTH FD-X               16,891.1920         23.96%
5000 VAN NUYS BOULEVARD
SUITE 300
SHERMAN OAKS CA  91403-1784
------------------------------------------------ ------------------------------------------- --------------- ---------------
NFS LLC FEBO                                     BOND FUND-X                                    418,761.5070          6.80%
FIIOC AS AGENT FOR                               RISING DIVIDENDS FUND-X                        299,544.6170          6.02%
QUALIFIED EMPLOYEE BENEFIT                       VALUE EQUITY FUND-A                            167,033.2540          8.92%
PLANS (401K) FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY  41015-1987
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
PERSHING LLC                                     FOCUSED VALUE FUND-C                            11,055.9780          6.19%
P.O. BOX 2052                                    HIGH YIELD FUND-C                               13,558.7270          5.21%
JERSEY CITY NJ  07303-2052                       INCOME & GROWTH FUND-C                          10,547.1350          5.17%
                                                 PATHFINDER FUND-C                                1,991.0250         11.74%
                                                 RELATIVE VALUE FUND-C                            2,865.3300         10.88%
                                                 RISING DIVIDENDS FUND-C                         20,581.0590         15.99%
                                                 RISING DIVIDENDS FUND-C                         13,428.0760         10.43%
                                                 RISING DIVIDENDS FUND-C                          6,884.5420          5.35%
                                                 SMALL-MID CAP FUND-C                            29,531.7330          5.11%
------------------------------------------------ ------------------------------------------- --------------- ---------------
PETER A EVANOFSKI                                INTERNATIONAL PHOLIO-A                           2,794.6460          7.80%
TAMARA EVANOFSKI JT WROS
135 BRADER DR
WILKES BARRE PA  18705-3704
------------------------------------------------ ------------------------------------------- --------------- ---------------
PHOENIX EQUITY PLANNING CORP                     CONSERVATIVE INCOME PHOLIO-A                    10,328.8540         16.16%
ATTN CORP ACCOUNTING                             CONSERVATIVE INCOME PHOLIO-C                    10,265.1050         27.23%
56 PROSPECT ST                                   CORE BOND FUND-C                                15,683.9890          9.75%
HARTFORD CT  06103-2818                          DIVERSIFIER PHOLIO-A                            10,039.9600          5.50%
                                                 DIVERSIFIER PHOLIO-C                            10,033.9660         11.46%
                                                 GROWTH OPPORTUNITIES FUND-C                      8,424.6000         93.24%
                                                 INCOME & GROWTH FUND-C                          12,954.6630          6.35%
                                                 INTERNATIONAL PHOLIO-A                          10,092.8850         28.16%
                                                 INTERNATIONAL PHOLIO-C                          10,086.9570         66.78%
                                                 INTERNATIONAL STRATEGIES FUND-C                 10,657.3910          5.91%
                                                 MID-CAP GROWTH FUND-C                            5,133.4700         14.01%
                                                 QUALITY SMALL-CAP FUND-A                        10,000.0000        100.00%
                                                 QUALITY SMALL-CAP FUND-C                        10,000.0000         72.57%
                                                 QUALITY SMALL-CAP FUND-X                        10,000.0000         14.16%
                                                 RISING DIVIDENDS FUND-B                          7,441.7110          5.26%
                                                 RISING DIVIDENDS FUND-C                          7,437.0960          5.78%
                                                 SMALL-CAP SUSTAINABLE GROWTH FD-A               10,000.0000         97.78%
                                                 SMALL-CAP SUSTAINABLE GROWTH FD-C               10,000.0000        100.00%
                                                 SMALL-CAP SUSTAINABLE GROWTH FD-X               10,000.0000         14.18%
                                                 WEALTH PRESERVER PHOLIO-A                       10,252.3310          9.04%
                                                 WEALTH PRESERVER PHOLIO-C                       10,181.7000         40.24%
------------------------------------------------ ------------------------------------------- --------------- ---------------
PHOENIX LIFE INSURANCE COMPANY                   DYNAMIC GROWTH FUND-A                          190,000.0000         18.65%
C/O MATTHEW PAGLIARO                             DYNAMIC GROWTH FUND-C                           10,000.0000         62.84%
ONE AMERICAN ROW 3RD FL                          FUNDAMENTAL GROWTH-A                           190,000.0000          7.73%
HARTFORD CT 06103-2833                           FUNDAMENTAL GROWTH-C                            10,000.0000         52.73%
                                                 GLOBAL UTILITIES FUND-A                        520,120.5290         36.38%
                                                 GLOBAL UTILITIES FUND-C                         10,414.6150         10.69%
                                                 HIGH YIELD SECURITIES FUND-A                 1,484,043.5050         61.83%
                                                 HIGH YIELD SECURITIES FUND-C                   105,215.4470         92.17%
                                                 LOW-DURATION CORE PLUS BOND FUND-X           1,059,449.5880        100.00%
                                                 LOW-DURATION CORE PLUS BOND FUND-Y             527,969.6650        100.00%
                                                 PATHFINDER FUND-A                              190,689.2160         52.78%
                                                 PATHFINDER FUND-C                               10,004.9020         59.00%
                                                 RELATIVE VALUE FUND-A                          190,186.8240         90.63%
                                                 RELATIVE VALUE FUND-C                           10,000.0000         37.97%
                                                 TOTAL VALUE FUND-A                             571,595.5600         22.34%
                                                 TOTAL VALUE FUND-C                              30,000.0000         84.64%
------------------------------------------------ ------------------------------------------- --------------- ---------------
PHOENIX WEALTH BUILDER PHOLIO                    BOND FUND-A                                    964,255.3360         34.67%
ATTN CHRIS WILKOS                                DYNAMIC GROWTH FUND-A                          474,475.4500         46.57%
SHAREHOLDER SERVICES DEPT                        FOREIGN OPPORTUNITIES FUND-A                   378,040.4950          5.14%
C/O PHOENIX EQUITY PLANNING                      FUNDAMENTAL GROWTH-A                         1,311,860.4190         53.37%
101 MUNSON ST                                    GROWTH & INCOME FUND-A                         897,180.5190          8.42%
GREENFIELD MA  01301-9684                        GLOBAL UTILITIES FUND-A                        473,342.1500         33.11%
                                                 HIGH YIELD SECURITIES FUND-A                   253,954.1960         10.58%
                                                 INSTITUTIONAL BOND FUND-Y                      320,373.7270         49.80%
                                                 INTERNATIONAL STRATEGIES FUND-A              1,081,025.6100         17.36%
                                                 MARKET NEUTRAL FUND-A                          715,088.5610          7.57%
                                                 TOTAL VALUE FUND-A                           1,323,772.6970         51.74%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
PHOENIX WEALTH GUARDIAN PHOLIO                   BOND FUND-A                                    906,441.0040         32.59%
ATTN CHRIS WILKOS                                DYNAMIC GROWTH FUND-A                          171,825.7120         16.86%
SHAREHOLDER SERVICES DEPT                        FUNDAMENTAL GROWTH-A                           506,842.2160         20.62%
C/O PHOENIX EQUITY PLANNING                      GLOBAL UTILITIES FUND-A                        110,687.5060          7.74%
101 MUNSON ST                                    HIGH YIELD SECURITIES FUND-A                   235,964.0570          9.83%
GREENFIELD MA  01301-9684                        INSTITUTIONAL BOND FUND-Y                      301,147.0350         46.81%
                                                 INTERNATIONAL STRATEGIES FUND-A                385,538.8770          6.19%
                                                 TOTAL VALUE FUND-A                             510,384.6170         19.95%
------------------------------------------------ ------------------------------------------- --------------- ---------------
POLLY  GOODMAN                                   WEALTH PRESERVER PHOLIO-A                        7,541.1000          6.65%
1 OAK CREEK RIDGE DR
LONGVIEW TX  75605-1629
------------------------------------------------ ------------------------------------------- --------------- ---------------
PRUDENTIAL INVESTMENT MGMT SERVICE               EARNINGS DRIVEN GROWTH FUND-A                   97,053.3080         11.00%
FBO MUTUAL FUND CLIENTS
PRUCHOICE UNIT/MAILSTOP NJ 05-11-20
100 MULBERRY ST
3 GATEWAY CENTER  FL 11
NEWARK NJ  07102-4000
------------------------------------------------ ------------------------------------------- --------------- ---------------
R RENEE PARENTI ADMIN                            INSTITUTIONAL BOND FUND-X                      229,620.2460          8.23%
ASBESTOS WORKERS LOCAL 24
PENSION PLAN
C/O CARDAY ASSOCIATES
4600 POWDER MILL RD STE 100
BELTSVILLE MD  20705-2647
------------------------------------------------ ------------------------------------------- --------------- ---------------
RALPH C ELWOOD                                   MID-CAP GROWTH FUND-C                            3,645.8330          9.95%
600 QUEEN ELIZABETH DRIVEWAY
OTTAWA ONTARIO CANADA  K15 3N5
------------------------------------------------ ------------------------------------------- --------------- ---------------
RAYMOND JAMES & ASSOC INC                        FOCUSED VALUE FUND-C                            29,279.9280         16.38%
FBO RAFFO ANTHONY J
BIN# XXXX8600
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100
------------------------------------------------ ------------------------------------------- --------------- ---------------
RAYMOND JAMES & ASSOC INC                        FOCUSED VALUE FUND-C                             9,306.9530          5.21%
FBO SIMPSON IRA
BIN# XXXX6280
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100
------------------------------------------------ ------------------------------------------- --------------- ---------------
RAYMOND JAMES & ASSOC INC                        FOCUSED VALUE FUND-C                            14,066.5420          7.87%
FBO WELLS IRA
BIN# XXXX1910
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100
------------------------------------------------ ------------------------------------------- --------------- ---------------
RBC DAIN RAUSCHER CUSTODIAN                      PATHFINDER FUND-C                                  911.5770          5.38%
DEBBIE BLANDER
A/C #XXXX-1475
INDIVIDUAL RETIREMENT ACCOUNT
2441 RUTLAND PLACE
THOUSAND OAKS CA  91362-1603
------------------------------------------------ ------------------------------------------- --------------- ---------------
RICHARD W MILLER                                 GLOBAL UTILITIES FUND-C                         10,213.8420         10.48%
WILLIAM MILLER JT WROS
100 CLOCK SHOP DR
BERLIN CT  06037-3321
------------------------------------------------ ------------------------------------------- --------------- ---------------
ROBERT A SCHWARZKOPF OR                          QUALITY SMALL-CAP FUND-X                         9,823.1830         13.91%
HELEN H SCHWARZKOPF TTEES                        SMALL-CAP SUSTAINABLE GROWTH FD-X               10,141.9880         14.39%
THE SCHWARZKOPF TRUST DTD 06/17/04
12033 KEARSARGE STREET
LOS ANGELES CA  90049-4146
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
ROBERT E TURNER                                  GROWTH OPPORTUNITIES FUND-A                    132,706.0310         18.33%
CAROLYN W TURNER JT WROS
9 HORSESHOE LN
PAOLI PA  19301-1909
------------------------------------------------ ------------------------------------------- --------------- ---------------
SALES MARKETING SERVICES LLC                     DIVERSIFIER PHOLIO-A                            42,095.4160         23.07%
PO BOX 735                                       PATHFINDER FUND-A                               69,167.4840         19.14%
BENTONVILLE AR  72712-0735
------------------------------------------------ ------------------------------------------- --------------- ---------------
SEI PRIVATE TRUST COMPANY                        MONEY MARKET FUND-A                          5,792,266.6600          5.80%
C/O WACHOVIA
FBO XXXXX4600
ATTN MUTUAL FUNDS ADMINISTRATOR
1 FREEDOM VALLEY DR
OAKS PA  19456
------------------------------------------------ ------------------------------------------- --------------- ---------------
SOUTHWEST SECURITIES INC FBO                     MID-CAP GROWTH FUND-C                            4,580.4990         12.50%
CRAIG SHEYON
SWS SECURITIES INC.
AS ROLLOVER IRA CUSTODIAN
PO BOX 509002
DALLAS TX  75250-9002
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO CUST                CONSERVATIVE INCOME PHOLIO-C                     4,138.4350         10.98%
FOR THE IRA ROLLOVER OF
ANITA TILOKI
15 FERRIS GLN
POUGHQUAG NY  12570-5559
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     WEALTH PRESERVER PHOLIO-A                        8,899.6400          7.85%
CUST FOR THE SEP IRA OF
BEN SPIES
1908 HOYT
LONGVIEW TX  75601-3905
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     EMERGING MARKETS BOND FUND-C                    20,671.6410         12.29%
CUST FOR THE IRA ROLLOVER OF
BETTY T CANEDY
1019 S 106TH PLZ APT 201
OMAHA NE  68114-4723
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     CONSERVATIVE INCOME PHOLIO-C                     3,494.4580          9.27%
CUST FOR THE IRA ROLLOVER OF
DEOLALL TILOKI
15 FERRIS GLN
POUGHQUAG  NY  12570-5559
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     WORLDWIDE STRATEGIES FUND-C                     14,973.1360          8.21%
CUST FOR THE IRA OF
DONALD E CARR
15922 ROSEWOOD CT
CLIVE IA  50325-7924
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     CONSERVATIVE INCOME PHOLIO-A                    13,188.3230         20.64%
C/F THEODORE URBACZEWSKI JR (DCD)
FBO DOROTHY URBACZEWSKI
615 LONGBROOK AVE
STRATFORD CT  06614-5116
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     CONSERVATIVE INCOME PHOLIO-A                     8,717.0400         13.64%
CUST FOR THE IRA ROLLOVER OF
ELLEN J BRAM
41 PHEASANT CHASE
WEST HARTFRD CT  06117-1031
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     WEALTH ACCUMULATOR PHOLIO-A                     20,225.8090          6.77%
C/F REGIONAL DISTRICT #17 BOE 403B
FBO GARY J SHETTLE
35 BROWNS LN
PO BOX 923
OLD LYME CT  06371-0923
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     CA TAX-EXEMPT BOND FUND-B                          482.9930          8.37%
CUST FOR THE SEP IRA OF
JEROME A YURKOSKI
17 COLBURN LN
LITTLETON MA  01460-1288
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO CUST                CORE BOND FUND-B                                22,623.3180          9.73%
ROCKY HILL PUBLIC SCHOOLS 403B
FBO LOUIS J PEAR
227 WILLIAM ST
PORTLAND CT  06480-1661
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     CONSERVATIVE INCOME PHOLIO-A                     8,184.1050         12.81%
CUST FOR THE IRA ROLLOVER OF
MARK A BRAM
41 PHEASANT CHASE
WEST HARTFRD CT  06117-1031
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     CORE BOND FUND-C                                 9,368.3160          5.82%
C/F SOUTHINGTON BOARD OF ED 403B
FBO MARY P DAPKINS
52 MELISSA LN
PROSPECT CT  06712-1463
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     WEALTH PRESERVER PHOLIO-A                       10,953.6610          9.66%
CUST FOR THE IRA OF
POLLY  GOODMAN
1 OAK CREEK RIDGE DR
LONGVIEW TX  75605-1629
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     INCOME & GROWTH FUND-C                          17,420.8660          8.54%
CUST FOR THE IRA OF
ROBERT S MCCLURE
2238 CAMINO BRAZOS
PLEASANTON CA  94566-5813
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     BOND FUND-C                                      9,275.6390          6.03%
CUST FOR THE IRA ROLLOVER OF
ROLAND C EMMANUELE
4 HINCHCLIFFE DR
NEWBURGH NY  12550-8810
------------------------------------------------ ------------------------------------------- --------------- ---------------
STATE STREET BANK & TRUST CO                     INTERNATIONAL PHOLIO-A                           4,201.1020         11.72%
CUST FOR THE IRA ROLLOVER OF                     WEALTH PRESERVER PHOLIO-A                       10,742.5310          9.47%
TERESA M DONATO
6172 PASEO TIENDA
CARLSBAD CA  92009-2230
------------------------------------------------ ------------------------------------------- --------------- ---------------
UBS FINANCIAL SERVICES INC FBO                   DIVERSIFIER PHOLIO-C                             4,471.1540          5.11%
ALAN R PAGE & NANCY J PAGE
TTEES ALAN R PAGE & NANCY J
PAGE INTERVIVOS TRUST
3737 VISTA DE LA BAHIA
SAN DIEGO CA  92117-5748
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER        PERCENTAGE
                                                                                                   OF              OF
NAME OF SHAREHOLDER                              FUND                                            SHARES          SHARES
------------------------------------------------ ------------------------------------------- --------------- ---------------
UBS FINANCIAL SERVICES INC FBO                   TOTAL VALUE FUND-C                               3,149.2250          8.89%
ANNIE SCHILLER TTEE FBO
JOSEPH CHAIKEL IRREV TRUST
UAD 06/07/1983
59 ARCHER DRIVE
BRONXVILLE NY 10708-4601
------------------------------------------------ ------------------------------------------- --------------- ---------------
UBS FINANCIAL SERVICES INC. FBO                  TOTAL VALUE FUND-C                               2,293.5780          6.47%
JAMES L ADAMS
KATHLEEN DOLIN ADAMS
168 PLANTATION CIR S
PONTE VEDRA BCH FL  32082-3930
------------------------------------------------ ------------------------------------------- --------------- ---------------
UBS FINANCIAL SERVICES INC FBO                   INTERNATIONAL PHOLIO-C                           1,917.5460         12.69%
MR JARROD Y OWEN
2255 VERO BEACH AVENUE
VERO BEACH FL  32960-4142
------------------------------------------------ ------------------------------------------- --------------- ---------------
UBS FINANCIAL SERVICES INC. FBO                  CA TAX-EXEMPT BOND FUND-B                          496.6720          8.61%
KATHERINE M WILLIAMS
ELIZABETH A HICKS JTWROS
5104 GLEN VERDE DR
BONITA CA  91902-2626
------------------------------------------------ ------------------------------------------- --------------- ---------------
UBS FINANCIAL SERVICES INC. FBO                  GLOBAL UTILITIES FUND-C                          4,938.2310          5.07%
MARGARET SMITH-BURKE
141 WOOSTER ST APT 4B
NEW YORK NY  10012-3198
------------------------------------------------ ------------------------------------------- --------------- ---------------
UBS FINANCIAL SERVICES INC. FBO                  CONSERVATIVE INCOME PHOLIO-C                     3,856.0790         10.23%
RICHARD E BROGHAMER
GLORIA B BROGHAMER
JT TEN
31 SHORE RD
N BROOKFIELD MA  01535-1766
------------------------------------------------ ------------------------------------------- --------------- ---------------
WELLS FARGO INVESTMENTS LLC                      MID-CAP GROWTH FUND-C                            2,064.4100          5.63%
A/C XXXX-1041
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN  55402-1927
------------------------------------------------ ------------------------------------------- --------------- ---------------
WELLS FARGO INVESTMENTS LLC                      DIVERSIFIER PHOLIO-A                             9,446.4180          5.18%
A/C XXXX-3518
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN  55402-1927
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO INVESTMENTS LLC                      EARNINGS DRIVEN GROWTH FUND-X                   17,217.6310          6.77%
A/C XXXX-2708
608 SECOND AVENUE SOUTH 8TH  FL
MINNEAPOLIS MN  55402-1927
------------------------------------------------ ------------------------------------------- --------------- ---------------
WINIFRED A CARGILL                               CORE BOND FUND-C                                12,222.2220          7.60%
7 KING PHILLIP TRL
NORFOLK MA  02056-1405
----------------------------------------------------------------------------------------------------------------------------

PROXY                                                                      PROXY

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 31, 2006

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund, revoking previous proxies, hereby appoints Kevin J. Carr, Vallerie A. Atwood and Ann Spooner, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on October 31, 2006, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103, at 2 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund, each a Delaware statutory trust, are referred to herein as the "Trusts." Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds" unless otherwise specified. The Funds identified in Proposal 2 of the Proxy Statement are referred to herein as the "Manager-of-Managers Funds." The Funds identified in Proposals 3, 4 and 5 of the Proxy Statement are referred to herein as the "Fundamental Restriction Funds." The Funds identified in Proposal 6 of the Proxy Statement are referred to herein as the "Investment Objective Funds."

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

__________________________________________
Signature and Title, if applicable

__________________________________________
Signature (if held jointly)

______________________________________,2006
Date                                   PWC_16821


     RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE
        VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

FUNDS                         FUNDS                          FUNDS
-----                         -----                          -----
Fundname Drop In 1            Fundname Drop In 2             Fundname Drop In 3
Fundname Drop In 4            Fundname Drop In 5             Fundname Drop In 6
Fundname Drop In 7            Fundname Drop In 8             Fundname Drop In 9

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

     [GRAPHIC OMITTED]                [GRAPHIC OMITTED]             [GRAPHIC OMITTED]                 [GRAPHIC OMITTED]
         COMPUTER                         TELEPHONE                      LETTER                            COURIER

   VOTE ON THE INTERNET                  VOTE BY PHONE                 VOTE BY MAIL                     VOTE IN PERSON
         LOG ON TO:                   CALL 1-866-241-6192           VOTE, SIGN AND DATE           ATTEND SHAREHOLDER MEETING
https://vote.proxy-direct.com         FOLLOW THE RECORDED    THIS PROXY CARD AND RETURN IN THE         56 PROSPECT STREET
-----------------------------            INSTRUCTIONS              POSTAGE-PAID ENVELOPE                  HARTFORD, CT
FOLLOW THE ON-SCREEN INSTRUCTIONS     AVAILABLE 24 HOURS                                              ON OCTOBER 31, 2006
       AVAILABLE 24 HOURS




                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

--------------------------------------------------------------------------------
[ ] To vote as the Board Recommends for ALL Funds on ALL Proposals mark this box. No other vote is necessary.
--------------------------------------------------------------------------------
1.   TO ELECT ELEVEN TRUSTEES (EXCEPT AS MARKED TO THE CONTRARY BELOW).

                                                                                      FOR       WITHHOLD    FOR ALL
01  E. Virgil Conway           02. Harry Dalzell-Payne       03. Daniel T. Geraci     ALL          ALL       EXCEPT
04. Francis E. Jefferies       05. Leroy Keith, Jr.          06. Marilyn E. LaMarche  [ ]          [ ]        [ ]
07  Philip R. McLoughlin       08. Geraldine M. McNamara     09. James M. Oates
10. Richard E. Segerson        11. Ferdinand L. J. Verdonck

To withhold authority to vote for any individual nominee(s) mark the, ""For All Except" and write the nominee number(s) on the line provided ___________________
______________________________

2. TO APPROVE A PROPOSAL TO PERMIT PIC TO HIRE AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS FOR THE MANAGER-OF-MANAGERS FUNDS WITHOUT SHAREHOLDER APPROVAL.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

TO APPROVE A PROPOSAL TO REMOVE AND AMEND CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS FROM THE FUNDAMENTAL RESTRICTION FUNDS

3.   FUNDAMENTAL RESTRICTION WITH RESPECT TO LOANS.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.   CHANGES IN THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PHOENIX ASSET
     TRUST TO CONFORM TO THE STANDARD FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
     FUNDS IN THE PHOENIX FUND COMPLEX.

4.a. INVESTMENT OF ASSETS IN A SINGLE OPEN_END INVESTMENT COMPANY

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.b. CHANGES OF STATUS AS A DIVERSIFIED SERIES

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.c  INVESTMENT OF MORE THAN 25% OF ASSETS IN COMPANIES ENGAGED IN ONE INDUSTRY.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.d. LIMITS ON BORROWING.

                     FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.e. ISSUANCE OF SENIOR SECURITIES

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.f. UNDERWRITING ACTIVITIES.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.g  PURCHASE AND SALE OF REAL ESTATE.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.h. PURCHASE AND SALE OF COMMODITIES AND COMMODITIES CONTRACTS.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

4.i. LIMITS ON LENDING.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

5.   CHANGES IN THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS OF THE
     PHOENIX ADVISER TRUST TO CONFORM TO THE STANDARD FUNDAMENTAL INVESTMENT
     RESTRICTIONS OF THE FUNDS IN THE PHOENIX FUND COMPLEX.

5.a. INVESTMENT OF MORE THAN 25% OF ASSETS IN COMPANIES ENGAGED IN ONE INDUSTRY.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

5.b. LIMITS ON BORROWING

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

5.c  ISSUANCE OF SENIOR SECURITIES.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

5.d. UNDERWRITING ACTIVITIES.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

5.e. PURCHASE AND SALE OF REAL ESTATE

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

5.f. LIMITS ON LENDING.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

6    TO APPROVE A PROPOSAL TO RECLASSIFY THE INVESTMENT OBJECTIVE OF THE
     INVESTMENT OBJECTIVE FUNDS FROM FUNDAMENTAL TO NON-FUNDAMENTAL.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]

7    TO APPROVE A PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS
     LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUNDS.

                    FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3  [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6  [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]     Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9  [ ]    [ ]      [ ]


        PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                                    PWC_16821